Exhibit 10.3

Document A141TM – 2004

Standard Form of Agreement Between Owner and Design-Builder

AGREEMENT made as of the             day of August in the year 2013
(In words, indicate day, month and year.)

BETWEEN the Owner:
(Name, legal status, address and other information)

Owner:
Silver Slipper Casino Venture, LLC.
5500 S. Beach Blvd.
Bay St. Louis, Mississippi 39520

With A Courtesy Copy To:
Full House Resorts, Inc.
4670 South Fort Apache Road, Suite #190
Las Vegas, Nevada 89147

and the Design-Builder:
(Name, legal status, address and other information)

WHD Silver Slipper, LLC.
11250 N.E. Holman Street
Portland, Oregon 97220

for the following Project:
(Name, location and detailed description)

Silver Slipper Hotel and Casino
5000 S. Beach Blvd.
Bay St. Louis, Mississippi 39520

The Owner and Design-Builder agree as follows.

ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

To Develop and Construct a 142 Room Hotel Attached to Existing “Silver Slipper Casino”, Located in Bay St. Louis, Mississippi

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		1
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TABLE OF ARTICLES

1	THE DESIGN-BUILD DOCUMENTS

2	WORK OF THIS AGREEMENT

3	DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4	CONTRACT SUM

5	PAYMENTS

6	DISPUTE RESOLUTION

7	MISCELLANEOUS PROVISIONS

8	ENUMERATION OF THE DESIGN-BUILD DOCUMENTS

TABLE OF EXHIBITS

A	TERMS AND CONDITIONS

B	DETERMINATION OF THE COST OF THE WORK

C	INSURANCE AND BONDS

ARTICLE 1 THE DESIGN-BUILD DOCUMENTS
§ 1.1 The Design-Build Documents form the Design-Build Contract. The Design-Build Documents consist of this Agreement between Owner and Design-Builder (hereinafter, the “Agreement”) and its attached Exhibits; Supplementary and other Conditions; Addenda issued prior to execution of the Agreement; the Project Criteria, including changes to the Project Criteria proposed by the Design-Builder and accepted by the Owner, if any; the Design-Builder’s Proposal and written modifications to the Proposal accepted by the Owner, if any; other documents listed in this Agreement; and Modifications issued after execution of this Agreement. The Design-Build Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Owner, (2) between the Owner and a Contractor or Subcontractor, or (3) between any persons or entities other than the Owner and Design-Builder, including but not limited to any consultant retained by the Owner to prepare or review the Project Criteria. An enumeration of the Design-Build Documents, other than Modifications, appears in Article 8.

§ 1.2 The Design-Build Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral.

§ 1.3 The Design-Build Contract may be amended or modified only by a Modification. A Modification is (1) a written amendment to the Design-Build Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Owner.

ARTICLE 2     THE WORK OF THE DESIGN-BUILD CONTRACT
§ 2.1 The Design-Builder shall fully execute the Work described in the Design-Build Documents, except to the extent specifically indicated in the Design-Build Documents to be the responsibility of others.

ARTICLE 3     DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
§ 3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice issued by the Owner.
(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		2
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Design-Build Contractor shall commence the project within a reasonable period of time after Owner issues a “Limited Notice To Proceed” authorizing Design-Build Contractor to complete the Construction Documents, to apply to the Local Jurisdiction for site work permits, and to mobilize to the site. Once site work permits are issued, the Design-Build Contractor shall have Twelve (12) Months to obtain a Certificate of Occupancy for the Hotel from the Local Jurisdiction.

If, prior to the commencement of Work, the Owner requires time to file mortgages, documents related to mechanic’s liens and other security interests, the Owner’s time requirement shall be as follows:
(Insert Owner’s time requirements.)

§ 3.2 The Contract Time shall be measured from the date of commencement, which shall begin after Owner has issued its “Limited Notice To Proceed” and Design-Builder has obtained from the Local Jurisdiction the necessary Site Work Permits/Land Disturbance Permit subject to adjustments of this Contract Time as provided in the Design-Build Documents, but completed not later than Twelve (12) Months after the Site Work Permits/Land Disturbance Permit is issued for commencement of construction.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

NONE

§ 3.3 The Design-Builder shall achieve Substantial Completion of the Work not later than Approximately September 30, 2014, but To Be Completed Not Later than Twelve (12) Months after the Site Work Permits/Land Disturbance Permit is Issued for Commencement of Construction, In Accordance With Article 3.1 and Article 3.2 (above), and in accordance with Design-Build Contractor’s Construction Project Schedule
(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Design-Build Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

Portion of Work	Substantial Completion Date
N/A

ARTICLE 4 CONTRACT SUM

§ 4.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Design-Build Contract. The Contract Sum shall be one of the following:
(Check the appropriate box.)

[ X ]	Stipulated Sum in accordance with Section 4.2 below;

[ ]	Cost of the Work Plus Design-Builder’s Fee in accordance with Section 4.3 below;

[ ]	Cost of the Work Plus Design-Builder’s Fee with a Guaranteed Maximum Price in accordance with Section 4.4 below.

(Based on the selection above, complete either Section 4.2, 4.3 or 4.4 below.)

§ 4.2 STIPULATED SUM
§ 4.2.1 The Stipulated Sum shall be THIRTEEN MILLION NINE HUNDRED SEVENTY THOUSAND SIX HUNDRED SIXTY-SIX AND NO/100 DOLLARS ($ 13,970,667.00), subject to additions and deductions as provided in the Design-Build Documents. All additions and deductions must be mutually agreed upon, in writing, by Owner’s Designated Representative (Refer to Article 7.4) and Design-Build Contractor. (NOTE: Construction Value Based Upon Attached “Exhibit “B” - Design-Builders Proposal, Dated: August 9, 2013)

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		3
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§ 4.2.2 The Stipulated Sum is based upon the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:

None

§ 4.2.3 Unit prices, if any, are as follows:

Description	Units	Price ($0.00)
None

§ 4.2.4 Allowances, if any, are as follows: (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both)

Allowance	Amount ($0.00)	Included Items
Subcontractor Bonding Allowance	$105,855.43

§ 4.2.5 Assumptions or qualifications, if any, on which the Stipulated Sum is based, are as follows: None

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		4
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(Paragraphs deleted)
(Table deleted)
(Paragraphs deleted)
(Table deleted)
(Paragraphs deleted)
§ 4.5 CHANGES IN THE WORK
§ 4.5.1 Adjustments of the Contract Sum on account of changes in the Work may be determined by any of the methods listed in Article A. 7 of Exhibit A, Terms and Conditions.

(Paragraph deleted)
ARTICLE 5     PAYMENTS
§ 5.1 PROGRESS PAYMENTS
§ 5.1.1 Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder as provided below and elsewhere in the Design-Build Documents.

§ 5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

§ 5.1.3 Provided that an Application for Payment is received not later than the 25th day of month, the Owner shall make payment to the Design-Builder not later than the 15th day of the Following month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than Thirty (30) days after the Owner receives the Application for Payment.

(Paragraph deleted)
§ 5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ 5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Sections 5.1.4 or 5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid on account of the Agreement. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s accountants acting in the sole interest of the Owner.

§ 5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site. Owner will use its best efforts to establish a procedure where it may, at is sole discretion, advance payments for equipment and materials, if Owner deems necessary and appropriate, upon recommendation by Design-Build Contractor.

§ 5.2 PROGRESS PAYMENTS - STIPULATED SUM
§ 5.2.1 Applications for Payment where the Contract Sum is based upon a Stipulated Sum shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		5
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§ 5.2.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1	Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent ( 10%) on the Work, other than services provided by design professionals and other consultants retained directly by the Design-Builder. Pending final determination of cost to the Owner of Changes in the Work, amounts not in dispute shall be included as provided in Section A.7.3.8 of Exhibit A, Terms and Conditions;
.2
Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Five percent ( 5%);

.3	Subtract the aggregate of previous payments made by the Owner; and
.4	Subtract amounts, if any, for which the Owner has withheld payment from or nullified an Application for Payment as provided in Section A.9.5 of Exhibit A, Terms and Conditions.

§ 5.2.3 The progress payment amount determined in accordance with Section 5.2.2 shall be further modified under the following circumstances:
.1
add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Owner shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and
(Section A.9.8.6 of Exhibit A, Terms and Conditions requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

.2
add, if final completion of the Work is thereafter materially delayed through no fault of the Design-Builder, any additional amounts payable in accordance with Section A.9.10.3 of Exhibit A, Terms and Conditions.

§ 5.2.4 Reduction or limitation of retainage, if any, under Section 5.2.2 shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections 5.2.2.1 and 5.2.2.2 above, and this is not explained elsewhere in the Design-Build Documents, insert here provisions for such reduction or limitation.)

Upon Completion of Fifty Percent (50%) of the Project, and provided Owner is in agreement, retainage shall be established at Five Percent (5%) of the Stipulated Sum contract value and no additional retainage shall be withheld. At Substantial Completion, Owner may reduce the retainage from Five Percent (5%) to Two Percent (2%) of the Stipulated Sum contract value. Owner shall be under no obligation to release the retainage to the Design-Builder Contractor until the Project is Substantially Complete and approved by Owner and a mutually agreed upon independent third party. Further, Owner shall be under no obligation to release the retainage should the Design Build Contractor be in material breach of this Agreement.
As additional security for the Design Builder’s performance of the Work, Owner shall retain from the initial draw payment(s) of Design Builder’s profit line item, the sum of $176,796.00 which equals the first twenty five percent (25%) of Design Builder’s profit. Such amount shall be released in thirds (1/3) to Design Builder upon 80%, 90%, and 100% completion of the Work as certified by a mutually agreed upon independent third party.

(Paragraphs deleted)
§ 5.5 FINAL PAYMENT
§ 5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder no later than 30 days after the Design-Builder has fully performed the Design-Build Contract, including the requirements in Section A.9.10 of Exhibit A, Terms and Conditions, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment. (Owner designates Mr. Andre Hilliou, 4670 S. Fort Apache Road, Suite #190, Las Vegas, Nevada as the Owner Representative authorized to approve final payment. Owner’s Representative shall approve final payment upon favorable recommendation from ROI Gaming, Inc., and DRB Consulting, LLC.

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		6
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ARTICLE 6 DISPUTE RESOLUTION

§ 6.1 If the parties do not resolve their dispute through mediation pursuant to Section A.4.3 of Exhibit A, Terms and Conditions, The method of binding dispute resolution shall be the following:
(If the parties do not select a method of binding dispute resolution, then the method of binding dispute resolution shall be by litigation in a court of competent jurisdiction).
(Check one.)

[ ]	Arbitration pursuant to Section A.4.4 of Exhibit A, Terms and Conditions

[ X ]	Litigation in a court of competent jurisdiction

[ ]	Other (Specify)

NOTE: The prevailing party in any action to interpret or enforce this Agreement shall entitled to an award of attorney fees and costs as determined by the court.

(Paragraphs deleted)
ARTICLE 7     MISCELLANEOUS PROVISIONS
§ 7.1 The Architect, other design professionals and consultants engaged by the Design-Builder shall be persons or entities duly licensed to practice their professions in the jurisdiction where the Project is located and are listed as follows:
(Insert name, address, license number, relationship to Design-Builder and other information.)

Name and Address	License Number	Relationship to	Other Information
Design-Builder
JCJ Architecture		Subcontractor

§ 7.2 Consultants, if any, engaged directly by the Owner, their professions and responsibilities are listed below:
(Insert name, address, license number, if applicable, and responsibilities to Owner and other information.)

Name and Address	License Number	Responsibilities	Other Information
to Owner
None

§ 7.3 Separate contractors, if any, engaged directly by the Owner, their trades and responsibilities are listed below:
(Insert name, address, license number, if applicable, responsibilities to Owner and other information.)

Name and Address	License Number	Responsibilities	Other Information
to Owner
None

§ 7.4 The Owner’s Designated Representative is: (Insert name, address and other information.)

Mr. Andre Hilliou President of Silver Slipper Casino Venture, LLC. 4670 S. Fort Apache Road Las Vegas, Nevada 89147 ahilliou@fullhouseresorts.com (702) 221-7800

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All notices shall be directed to Owner’s Designated Representative with a courtesy copy to: Ms. Elaine Guidroz, 777 Rising Star Drive, Rising Sun, Indiana 47040. E-Mail: eguidroz@fullhouseresorts.com. Telephone: (812) 438-5019

§ 7.4.1 The Owner’s Designated Representative identified above shall be authorized to act on the Owner’s behalf with respect to the Project.

§ 7.5 The Design-Builder’s Designated Representative is:
(Insert name, address and other information.)

Robert P. Wright, Sole Member
WHD Silver Slipper, LLC.
11250 N.E. Holman Street
Portland, Oregon 97220
A courtesy copy of any notice shall be sent to:
Stuart K. Cohen
1300 SW Fifth Ave, Suite 3500
Portland, OR 97201
E-mail: scohen@lbblawyers.com.
Telephone 503.224.4100

§ 7.5.1 The Design-Builder’s Designated Representative identified above shall be authorized to act on the Design-Builder’s behalf with respect to the Project.

§ 7.6 Neither the Owner’s nor the Design-Builder’s Designated Representative shall be changed without ten days written notice to the other party.

§ 7.7 Other provisions:

None

§ 7.7.1 Where reference is made in this Agreement to a provision of another Design-Build Document, the reference refers to that provision as amended or supplemented by other provisions of the Design-Build Documents.

§ 7.7.2 Payments due and unpaid under the Design-Build Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)

Prime, Plus One percent (Prime, Plus One %)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner’s and Design-Builder’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

ARTICLE 8     ENUMERATION OF THE DESIGN-BUILD DOCUMENTS
§ 8.1 The Design-Build Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 8.1.1 The Agreement is this executed edition of the Standard Form of Agreement Between Owner and Design-Builder, AIA Document A141-2004.

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§ 8.1.2 The Supplementary and other Conditions of the Agreement, if any, are as follows:

(Either list applicable documents below or refer to an exhibit attached to this Agreement.)
Drawings and Specifications – Referenced as Exhibit “C”, Copy Attached Hereto

Document	Title	Pages
None

§ 8.1.3 The Project Criteria, including changes to the Project Criteria proposed by the Design-Builder, if any, and accepted by the Owner, consist of the following:
(Either list applicable documents and their dates below or refer to an exhibit attached to this Agreement.)
None

Title		Date
None

§ 8.1.4 The Design-Builder’s Proposal, dated April 25, 2013, consists of the following:
(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

Exhibit “B” – Silver Slipper Hotel Project – Guaranteed Price + Owners Budget
Exhibit “C” – Drawings and Specifications List

§ 8.1.5 Amendments to the Design-Builder’s Proposal, if any, are as follows:
(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

None

§ 8.1.6 The Addenda, if any, are as follows:
(Either list applicable documents below or refer to an exhibit attached to this Agreement.)
None

Number	Date	Pages
None

§ 8.1.7 Exhibit A, Terms and Conditions.
(If the parties agree to substitute terms and conditions other than those contained in AIA Document A141-2004, Exhibit A, Terms and Conditions, then identify such terms and conditions and attach to this Agreement as Exhibit A.)

(Paragraphs deleted)
§ 8.1.9 Exhibit C, Insurance and Bonds, if applicable.
(Complete AIA Document A141-2004, Exhibit C, Insurance and Bonds or indicate “not applicable.”)

Insurance Certificate - To Be Submitted To Owner on Standard Insurance Form Acord 25 (2001/08) Edition Payment and Performance Bonds – Not Required to be Submitted By Design-Build Contractor
(NOTE: Any Subcontractor providing labor or labor and materials with a Subcontract Value of $150,000 or Greater, shall provide a Performance Bond in a form acceptable to Owner and at Owner’s sole cost and expense, which costs are not reflected in the Stipulated Sum as stated in Article 4.2.1, above.)

§ 8.1.10 Other documents, if any, forming part of the Design-Build Documents are as follows:
(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

Exhibit “A”           AIA Document A141-2004 – Terms and Conditions
Exhibit “B”            Silver Slipper Hotel Project Cost – WHD Silver Slipper LLC Guaranteed Price
                               (Dated: July 12 2013)
Exhibit “C” -          Drawings and Specifications List

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Exhibit “D” Guaranty and Trust Deed for Security This Agreement entered into as of the day and year first written above.

SILVER SLIPPER CASINO VENTURE, LLC.	WHD SILVER SLIPPER, LLC.

/s/ Andre M. Hilliou
OWNER (Signature)	DESIGN-BUILDER (Signature)

Robert P. Wright, President
(Printed name and title)	(Printed name and title)

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Exhibit “D”	Guaranty and Trust Deed for Security

This Agreement entered into as of the day and year first written above.

SILVER SLIPPER CASINO VENTURE, LLC.	WHD SILVER SLIPPER, LLC.
/s/ Robert P. Wright
OWNER (Signature)	DESIGN-BUILDER (Signature)

Robert P. Wright, President
(Printed name and title)	(Printed name and title)

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Certification of Document’s Authenticity
AIA® Document D401™ – 2003

I, Robert P. Wright, President, hereby certify, to the best of my knowledge, information and belief, that I created the attached final document simultaneously with its associated Additions and Deletions Report and this certification at 14:54:12 on 08/09/2013 under Order No. 0216057983_1 from AIA Contract Documents software and that in preparing the attached final document I made no changes to the original text of AIA® Document A141™ – 2004, Standard Form of Agreement Between Owner and Design-Builder, as published by the AIA in its software, other than those additions and deletions shown in the associated Additions and Deletions Report.

/s/ Robert P. Wright
(Signed)

President
(Title)

8/26/13
(Dated)

AIA Document D401 ™ – 2003. Copyright © 1992 and 2003 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		1
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Additions and Deletions Report for
AIA® Document A141™ – 2004

This Additions and Deletions Report, as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text is indicated with a horizontal line through the original AIA text.

Note: This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 14:54:12 on 08/09/2013.

PAGE 1

AGREEMENT made as of the 26th day of August in the year 2013

…

(Name, legal status, address and other information)

Owner:
Silver Slipper Casino Venture, LLC.
5500 S. Beach Blvd.
Bay St. Louis, Mississippi 39520
With A Courtesy Copy To:
Full House Resorts, Inc.
4670 South Fort Apache Road. Suite #190
Las Vegas, Nevada 89147

…

WHD Silver Slipper, LLC. 11250 N.E. Holman Street Portland, Oregon 97220

…

Silver Slipper Hotel and Casino
5000 S. Beach Blvd.
Bay St. Louis, Mississippi 39520

…

The Owner and Design-Builder agree as follows.

To Develop and Construct a 142 Room Hotel Attached to Existing “Silver Slipper Casino”. Located in Bay St. Louis. Mississippi

PAGE 3

Design-Build Contractor shall commence the project within a reasonable period of time after Owner issues a “Limited Notice To Proceed” authorizing Design-Build Contractor to complete the Construction Documents, to apply to the Local Jurisdiction for site work permits, and to mobilize to the site. Once site work permits are issued, the Design-Build Contractor shall have Twelve (12) Months to obtain a Certificate of Occupancy for the Hotel from the Local Jurisdiction.

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		1
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…

§ 3.2 The Contract Time shall be measured from the date of commencement, which shall begin after Owner has issued its “Limited Notice To Proceed” and Design-Builder has obtained from the Local Jurisdiction the necessary Site Work Permits/Land Disturbance Permit subject to adjustments of this Contract Time as provided in the Design-Build ~~Docum~~e~~nts.~~Documents, but completed not later than Twelve (12) Months after the Site Work Permits/Land Disturbance Permit is issued for commencement of construction.

…

NONE

§ 3.3 The Design-Builder shall achieve Substantial Completion of the Work not later than ~~days from the date of commencement or as follows:~~ Approximately September 30, 2014, but To Be Completed Not Later than Twelve (12) Months after the Site Work Permits/Land Disturbance Permit is Issued for Commencement of Construction, In Accordance With Article 3.1 and Article 3.2 (above), and in accordance with Design-Build Contractor’s Construction Project Schedule

…

N/A

…

[ X ] Stipulated Sum in accordance with Section 4.2 below;

…

§ 4.2.1 The Stipulated Sum shall be THIRTEEN MILLION NINE HUNDRED SEVENTY THOUSAND SIX HUNDRED SIXTY-SIX AND NO/100 DOLLARS   ($ 13.970.667.00  ), subject to additions and deductions as provided in the Design-Build Documents. All additions and deductions must be mutually agreed upon, in writing, by Owner’s Designated Representative (Refer to Article 7.4) and Design-Build Contractor. (NOTE: Construction Value Based Upon Attached “Exhibit “B” – Design-Builders Proposal, Dated: August 9, 2013)

PAGE 4

None

…

None

…

Subcontractor Bonding Allowance	$105.855.43

…

None

:

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		2
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~~§ 4.3 COST OF THE WORK PLUS DESIGN BUILDER’S FEE~~
~~§ 4.3.1 The Cost of the Work is as defined in Exhibit B~~

~~§ 4.3.2 The Design Builder’s Fee is:~~
~~(State a lump sum, percentage of Cost of the Work or other provision for determining the Design Builder’s Fee and the method of adjustment to the Fee for changes in the Work)~~

~~§ 4.4 COST OF THE WORK PLUS DESIGN BUILDER’S FEE WITH A GUARANTEED MAXIMUM PRICE~~
~~§ 4.4.1 The Cost of the Work is as defined in Exhibit B, plus the Design Builder’s Fee.~~

~~§ 4.4.2 The Design Builder’s Fee is:~~
~~(State a lump sum, percentage of Cost of the Work or other provision for determining the Design Builder’s Fee and the method of adjustment to the Fee for changes in the Work.)~~

~~§ 4.4.3 GUARANTEED MAXIMUM PRICE~~

~~§ 4.4.3.1 The sum of the Cost of the Work and the Design Builder’s Fee is guaranteed by the Design Builder not to exceed   ($     ), subject to additions and deductions by changes in the Work as provided in the Design Build Documents. Such maximum sum is referred to in the Design Build Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Design Builder without reimbursement by the Owner.~~

~~(Insert specific provisions if the Design Builder is to participate in any savings.)~~

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		3
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~~§ 4.4.3.2 The Guaranteed Maximum Price is based on the following alternates, if any, which arc described in the Design Build Documents and are hereby accepted by the Owner:~~

~~§ 4.4.3.3 Unit Prices, if any, are as follows:~~

~~Description~~	~~Units~~	~~Price ($0.00)~~

~~§ 4.4.3.4 Allowances, if any, are as follows:~~
~~(Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)~~

~~Allowance~~	~~Amount ($0.00)~~	~~Included Items~~

~~§ 4.4.3.5 Assumptions, if any, on which the Guaranteed Maximum Price is based, are as follows: (Identify the assumptions on which the Guaranteed Maximum Price is based.)~~

PAGE 5

~~§ 4.5.2 Where the Contract Sum is the Cost of the Work, with or without a Guaranteed Maximum Price, and no specific provision is made in Sections 4.3.2 or 4.4.2 for adjustment of the Design Builder’s Fee in the case of Changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment will cause substantial inequity to the Owner or Design-Builder, the Design-Builder’s Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Contract Sum shall be adjusted accordingly.~~

…

§ 5.1.3 Provided that an Application for Payment is received not later than the 25th  day of month, the Owner shall make payment to the Design-Builder not later than the 15th  day of the Following  month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than Thirty   (30) days after the Owner receives the Application for Payment.

~~§ 5.1.4 With each Application for Payment where the Contract Sum is based upon the Cost of the Work, or the Cost of the Work with a Guaranteed Maximum Price, the Design Builder shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Design Builder on account of the Cost of the Work equal or exceed (1) progress payments already received by the Design Builder, less (2) that portion of those payments attributable to the Design Builder’s Fee, plus (3) payrolls for the period covered by the present Application for Payment.~~

§ 5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum ~~or Cost of the Work with a Guaranteed Maximum Price, ,~~ the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services ~~shall be shown separately. Where the Contract Sum is based on the Cost of the Work with a Guaranteed Maximum Price, the Design Builder’s Fee~~ shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

…

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		4
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§ 5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site. Owner will use its best efforts to establish a procedure where it may, at is sole discretion, advance payments for equipment and materials, if Owner deems necessary and appropriate, upon recommendation by Design-Build Contractor.

.1
Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent ( 10%) on the Work, other than services provided by design professionals and other consultants retained directly by the Design-Builder. Pending final determination of cost to the Owner of Changes in the Work, amounts not in dispute shall be included as provided in Section A.7.3.8 of Exhibit A, Terms and Conditions;

.2
Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Five percent (  5%);

…

Upon Completion of Fifty Percent (50%) of the Project, and provided Owner is in agreement, retainage shall be established at Five Percent (5%) of the Stipulated Sum contract value and no additional retainage shall be withheld. At Substantial Completion. Owner may reduce the retainage from Five Percent (5%) to Two Percent (2%) of the Stipulated Sum contract value. Owner shall be under no obligation to release the retainage to the Design-Builder Contractor until the Project is Substantially Complete and approved by Owner and a mutually agreed upon independent third party Further, Owner shall be under no obligation to release the retainage should the Design Build Contractor be in material breach of this Agreement.

As additional security for the Design Builder’s performance of the Work, Owner shall retain from the initial draw payment(s) of Design Builder’s profit line item, the sum of $176,796.00 which equals the first twenty five percent (25%) of Design Builder’s profit. Such amount shall be released in thirds (1/3) to Design Builder upon 80%, 90%, and 100% completion of the Work as certified by a mutually agreed upon independent third party.

~~§ 5.3 PROGRESS PAYMENTS - COST OF THE WORK PLUS A FEE~~

~~§ 5.3.1 Where the Contract Sum is based upon the Cost of the Work plus a fee without a Guaranteed Maximum Price, Applications for Payment shall show the Cost of the Work actually incurred by the Design Builder through the end of the period covered by the Application for Payment and for which Design Builder has made or intends to make actual payment prior to the next Application for Payment.~~

~~§ 5.3.2 Subject to other provisions of the Design Build Documents, the amount of each progress payment shall be computed as follows:~~
~~.1 Take the Cost of the Work as described in Exhibit B;~~

~~.2     Add the Design Builder’s Fee, less retainage of     percent (    %). The Design Builder’s Fee shall be computed upon the Cost of the Work described in the preceding Section 5.3.2.1 at the rate stated in Section 4.3.2; or if the Design Builder’s Fee is stated as a fixed sum in that section, an amount which bears the same ratio to that fixed sum Fee as the Cost of the Work in the preceding section bears to a reasonable estimate of the probable Cost of the Work upon its completion;~~

~~.3 Subtract the aggregate of previous payments mode by the Owner;~~

~~.4     Subtract the shortfall, if any, indicated by the Design Builder in the documentation required by Section 5.1.4 or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and~~

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		5
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~~.5 Subtract amounts, if any, for which the Owner has withheld or withdrawn a Certificate for Payment as provided in the Section A.9.5 of Exhibit A, Terms and Conditions.~~

~~§ 5.3.3 Retainage in addition to the retainage stated at Section 5.3.2.2, if any, shall be as follows:~~

~~§ 5.3.4 Except with the Owner’s prior approval, payments for the Work, other than for services provided by design professionals and other consultants retained directly by the Design Builder, shall be subject to retainage of not loss than   percent (    %). The Owner and Design-Builder shall agree on a mutually acceptable procedure for review and approval of payments and retention for Contractors.~~

~~§ 5.4 PROGRESS PAYMENTS - COST OF THE WORK PLUS A FEE WITH A GUARANTEED MAXIMUM PRICE~~

~~§ 5.4.1 Applications for Payment where the Contract Sum is based upon the Cost of the Work Plus a Fee with a Guaranteed Maximum Price shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Design Builder on account of that portion of the Work for which the Design Builder has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.~~

~~§ 5.4.2 Subject to other provisions of the Design Build Documents, the amount of each progress payment shall be computed as follows.~~

~~.1    Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section A.7.3.8 of Exhibit A, Terms and Conditions;~~

~~.2    Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;~~

~~.3    Add the Design-Builder’s Fee, less retainage of   percent (     %). The Design Builder’s Fee shall be computed upon the Cost of the Work described in the two preceding sections at the rate stated in Section 4.4.2 or, if the Design Builder’s Fee is stated as a fixed sum in that section, shall be an amount that bears the same ratio to that fixed sum fee as the Cost of the Work in the two preceding sections bears to a reasonable estimate of the probable Cost of the Work upon its completion;~~

~~.4 Subtract the aggregate of previous payments made by the Owner;~~

~~.5    Subtract the shortfall, if any, indicated by the Design Builder in the documentation required by Section 5.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and~~

~~.6 Subtract amounts, if any, for which the Owner has withheld or nullified a Certificate for Payment as provided in Section A.9.5 of Exhibit A, Terms and Conditions.~~

~~§ 5.4.3 Except with the Owner’s prior approval, payments for the Work, other than for services provided by design professionals and other consultants retained directly by the Design Builder, shall be subject to retainage of not less than   percent (    %). The Owner and Design Builder shall agree on a mutually acceptable procedure for review and approval of payments and retention for Contractors.~~

§ 5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder no later than 30 days after the Design-Builder has fully performed the Design-Build Contract, including the requirements in Section A.9.10 of Exhibit A, Terms and Conditions, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment. (Owner designates Mr. Andre Hilliou, 4670 S. Fort Apache Road, Suite #190, Las Vegas, Nevada as the Owner Representative authorized to approve final payment. Owner’s Representative shall approve final payment upon favorable recommendation from ROI Gaming. Inc., and DRB Consulting, LLC.

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		6
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§ 6.1 ~~The parties appoint the following individual to serve as a Neutral pursuant to Section A.4.2 of Exhibit A, Terms and Conditions:~~

~~(Insert the name, address and other information of the individual to serve as a Neutral. If~~ If the parties do not resolve their dispute through mediation pursuant to Section A4.3 of Exhibit A, Terms and Conditions, The method of binding dispute resolution shall be the following:

   (If the parties do not select a ~~Neutral, then the provisions of Section A.4.2.2 of Exhibit A, Terms and Conditions, shall apply.)~~method of binding dispute resolution, then the method of binding dispute resolution shall be by litigation in a court of competent jurisdiction).
(Check one.)

[ ] Arbitration pursuant to Section A.4.4 of Exhibit A, Terms and Conditions [ X ] Litigation in a court of competent jurisdiction

[ ] Other (Specify)

…

NOTE: The prevailing party in any action to interpret or enforce this Agreement shall entitled to an award of attorney fees and costs as determined by the court.

~~§ 6.2 If the parties do not resolve their dispute through mediation pursuant to Section A.4.3 of Exhibit A, Terms and Conditions, the method of binding dispute resolution shall be the following:~~
~~(If the parties do not select a method of binding dispute resolution, then the method of binding dispute resolution shall be by litigation in a court of competent jurisdiction.) (Check one )~~

~~[ ] Arbitration pursuant to Section A.4.4 of Exhibit A, Terms and Conditions~~

~~[ ] Litigation in a court of competent jurisdiction~~

~~[ ] Other (Specify)~~

~~§ 6.3 ARBITRATION~~

~~§ 6.3.1 If Arbitration is selected by the parties as the method of binding dispute resolution, then any claim, dispute or other matter in question arising out of or related to this Agreement shall be subject to arbitration as provided in Section A.4.4 of Exhibit A, Terms and Conditions.~~

…

JCJ Architecture	Subcontractor

…

None

…

None

…

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		7
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Mr. Andre Hilliou
President of Silver Slipper Casino Venture, LLC.
4670 S. Fort Apache Road Las Vegas, Nevada 89147

…

ahilliou@fullhouseresorts.com (702) 221-7800

All notices shall be directed to Owner’s Designated Representative with a courtesy copy to: Ms. Elaine Guidroz, 777 Rising Star Drive, Rising Sun, Indiana 47040. E-Mail: eguidroz@fullhouseresorts.com. Telephone: (812) 438-5019

PAGE 8

Robert P. Wright Sole Member
WHD Silver Slipper, LLC.
11250 N. E. Holman Street
Portland, Oregon 97220
A courtesy copy of any notice shall be sent to:
Stuart K. Cohen
1300 SW Fifth Ave, Suite 3500
Portland, OR 97201
E-mail: scohen@lbblawyers.com.
Telephone 503.224.4100

…

None

…

Prime, Plus One percent ( Prime, Plus One %)

PAGE 9

Drawings and Specifications – Referenced as Exhibit “C”, Copy Attached Hereto

…

None

…

None

…

None

§ 8.1.4 The Design-Builder’s Proposal, dated April 25, 2013 , consists of the following:

…

Exhibit “B” – Silver Slipper Hotel Project – Guaranteed Price + Owners Budget Exhibit “C” – Drawings and Specifications List

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		8
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…

None

…

None

…

None

…

~~§ 8.1.8 Exhibit B, Determination of the Cost of the Work, if applicable.~~

~~(If the parties agree to substitute a method to determine the cost of the Work other than that contained in AIA Document A141 2004, Exhibit B, Determination of the Cost of the Work, then identify such other method to determine the cost of the Work and attach to this Agreement as Exhibit B. If the Contract Sum is a Stipulated Sum, then Exhibit B is not applicable,)~~

…

Insurance Certificate - To Be Submitted To Owner on Standard Insurance Form Acord 25 (2001/08) Edition Payment and Performance Bonds – Not Required to be Submitted By Design-Build Contractor
(NOTE: Any Subcontractor providing labor or labor and materials with a Subcontract Value of $150,000 or Greater, shall provide a Performance Bond in a form acceptable to Owner and at Owner’s sole cost and expense, which costs are not reflected in the Stipulated Sum as stated in Article 4.2.1, above.)

…

Exhibit “A” AIA Document A141-2004 – Terms and Conditions
Exhibit “B” Silver Slipper Hotel Project Cost –WHD Silver Slipper LLC Guaranteed Price (Dated: July 12 2013)
Exhibit “C” - Drawings and Specifications List
Exhibit “D” Guaranty and Trust Deed for Security

SILVER SLIPPER CASINO VENTURE, LLC.	WHD SILVER SLIPPER, LLC.

PAGE 10
/s/ Robert P. Wright
Robert P. Wright, President

Additions and Deletions Report for AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:54:12 on 08/09/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		9
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Document A141TM – 2004 Exhibit A

Terms and Conditions

for the following PROJECT:
(Name and location or address)

Silver Slipper Hotel and Casino
5000 S. Beach Blvd.
Bay St. Louis, Mississippi 39520

THE OWNER:
(Name, legal status and address)

Owner:
Silver Slipper Casino Venture, LLC.
5500 S. Beach Blvd.
Bay St. Louis. Mississippi 39520

With A Courtesy Copy To:
Full House Resorts, Inc
4670 South Fort Apache Road, Suite #190
Las Vegas, Nevada 89147

THE DESIGN-BUILDER:
(Name, legal status and address)

WHD Silver Slipper LLC.
11250 N. E. Holman Street
Portland, Oregon 97220

ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		1
	User Notes:	(2021290830)

TABLE OF ARTICLES

A.1	GENERAL PROVISIONS

A.2	OWNER

A.3	DESIGN-BUILDER

A.4	DISPUTE RESOLUTION

A.5	AWARD OF CONTRACTS

A.6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

A.7	CHANGES IN THE WORK

A.8	TIME

A.9	PAYMENTS AND COMPLETION

A.10	PROTECTION OF PERSONS AND PROPERTY

A.11	INSURANCE AND BONDS

A.12	UNCOVERING AND CORRECTION OF WORK

A.13	MISCELLANEOUS PROVISIONS

A.14	TERMINATION OR SUSPENSION OF THE DESIGN-BUILD CONTRACT

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		2
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ARTICLE A.1 GENERAL PROVISIONS
§ A.1.1 BASIC DEFINITIONS
§ A.1.1.1 THE DESIGN-BUILD DOCUMENTS
The Design-Build Documents are identified in Section 1.1 of the Agreement.

§ A.1.1.2 PROJECT CRITERIA

The Project Criteria are identified in Section 8.1.3 of the Agreement and may describe the character, scope, relationships, forms, size and appearance of the Project, materials and systems and, in general, their quality levels, performance standards, requirements or criteria, and major equipment layouts.

§ A.1.1.3 ARCHITECT

The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and having a direct contract with the Design-Builder to perform design services for all or a portion of the Work, and is referred to throughout the Design-Build Documents as if singular in number. The term “Architect” means the Architect or the Architect’s authorized representative.

§ A.1.1.4 CONTRACTOR

A Contractor is a person or entity, other than the Architect, that has a direct contract with the Design-Builder to perform all or a portion of the construction required in connection with the Work. The term “Contractor” is referred to throughout the Design-Build Documents as if singular in number and means a Contractor or an authorized representative of the Contractor. The term “Contractor” does not include a separate contractor, as defined in Section A.6.1.2, or subcontractors of a separate contractor.

§ A.1.1.5 SUBCONTRACTOR

A Subcontractor is a person or entity who has a direct contract with a Contractor to perform a portion of the construction required in connection with the Work at the site. The term “Subcontractor” is referred to throughout the Design-Build Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor.

§ A.1.1,6 THE WORK

The term “Work” means the design, construction and services required by the Design-Build Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Design-Builder to fulfill the Design-Builder’s obligations. The Work may constitute the whole or a part of the Project.

§ A.1.1.7 THE PROJECT

The Project is the total design and construction of which the Work performed under the Design-Build Documents may be the whole or a part, and which may include design and construction by the Owner or by separate contractors.

(Paragraphs deleted)
§ A.1.2 COMPLIANCE WITH APPLICABLE LAWS

§ A.1.2.1 If the Design-Builder believes that implementation of any instruction received from the Owner would cause a violation of any applicable law, statute, ordinance, building code, rule or regulation, the Design-Builder shall notify the Owner in writing. Neither the Design-Builder nor any Contractor or Architect shall be obligated to perform any act which they believe will violate any applicable law, ordinance, rule or regulation.

§ A.1.2.2 The Design-Builder shall be entitled to rely on the completeness and accuracy of the information contained in the Project Criteria, but not that such information complies with applicable laws, regulations and codes, which shall be the obligation of the Design-Builder to determine. In the event that a specific requirement of the Project Criteria conflicts with applicable laws, regulations and codes, the Design-Builder shall furnish Work which complies with such laws, regulations and codes. In such case, the Owner shall issue a Change Order to the Design-Builder unless the Design-Builder recognized such non-compliance prior to execution of this Agreement and failed to notify the Owner.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		3
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§ A.1.3 CAPITALIZATION

§ A.1.3.1 Terms capitalized in these Terms and Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to sections in the document, or (3) the titles of other documents published by the American Institute of Architects.

§ A.1.4 INTERPRETATION

§ A.1.4.1 In the interest of brevity, the Design-Build Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ A.1.4.2 Unless otherwise stated in the Design-Build Documents, words which have well-known technical or construction industry meanings are used in the Design-Build Documents in accordance with such recognized meanings.

§ A.1.5 EXECUTION OF THE DESIGN-BUILD DOCUMENTS
§ A.1.5.1 The Design-Build Documents shall be signed by the Owner and Design-Builder.

§ A.1.5.2 Execution of the Design-Build Contract by the Design-Builder is a representation that the Design-Builder has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Design-Build Documents.

§ A.1.6 OWNERSHIP AND USE OF DOCUMENTS AND ELECTRONIC DATA

§ A.1.6.1 Drawings, specifications, and other documents including those in electronic form, prepared by the Architect and furnished by the Design-Builder are Instruments of Service. The Design-Builder, Design-Builder’s Architect and other providers of professional services individually shall retain all common law, statutory and other reserved rights, including copyright in those Instruments of Services furnished by them. Drawings, specifications, and other documents and materials and electronic data are furnished for use solely with respect to this Project.

§ A.1.6.2 Upon execution of the Design-Build Contract, the Design-Builder grants to the Owner a non-exclusive license to reproduce and use the Instruments of Service solely in connection with the Project, including the Project’s further development by the Owner and others retained by the Owner for such purposes, provided that the Owner shall comply with all obligations, including prompt payment of sums when due, under the Design-Build Documents. Subject to the Owner’s compliance with such obligations, such license shall extend to those parties retained by the Owner for such purposes, including other design professionals. The Design-Builder shall obtain similar non-exclusive licenses from its design professionals, including the Architect. The Owner shall not otherwise assign or transfer any license herein to another party without prior written agreement of the Design-Builder. Any unauthorized reproduction or use of the Instruments of Service by the Owner or others shall be at the Owner’s sole risk and expense without liability to the Design-Builder and its design professionals. Except as provided in Section A.1.6.4, termination of this Agreement prior to completion of the Design-Builder’s services to be performed under this Agreement shall terminate this license.

§ A.1.6.3 Prior to any electronic exchange by the parties of the Instruments of Service or any other documents or materials to be provided by one party to the other, the Owner and the Design-Builder shall agree in writing on the specific conditions governing the format thereof, including any special limitations or licenses not otherwise provided in the Design-Build Documents.

§ A.1.6.4 If this Agreement is terminated for any reason other than the default of the Owner, each of the Design-Builder’s design professionals, including the Architect, shall be contractually required to convey to the Owner a non-exclusive license to use that design professional’s Instruments of Service (Drawings and, Specifications) for the completion, use and maintenance of the Project, conditioned upon the Owner’s written notice to that design professional of the Owner’s assumption of the Design-Builder’s contractual duties and obligations to that design professional and payment to that design professional of all amounts due to that design professional and its consultants. If the Owner does not assume the remaining duties and obligations of the Design-Builder to that design professional under this Agreement, then the Owner shall indemnify and hold harmless that design professional from all claims and any expense, including legal fees, which that design professional shall thereafter incur by reason of the Owner’s use of such Instruments of Service. The Design-Builder shall incorporate the requirements of this Section A.1.6.4 in all agreements with its design professionals.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		4
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§ A.1.6.5 Submission or distribution of the Design-Builder’s documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the rights reserved in Section A.1.6.1.

ARTICLE A.2 OWNER
§ A.2.1 GENERAL

§ A.2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Owner” means the Owner or the Owner’s authorized representative. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization. The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule submitted to the Owner.

§ A.2.1.2 The Owner shall furnish to the Design-Builder within 15 days after receipt of a written request information necessary and relevant for the Design-Builder to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ A.2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

§ A.2.2.1 Information or services required of the Owner by the Design-Build Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Design-Builder’s performance of the Work under the Owner’s control shall be furnished by the Owner after receipt from the Design-Builder of a written request for such information or services.

§ A.2.2.2 The Owner shall be responsible to provide surveys, if not required by the Design-Build Documents to be provided by the Design-Builder, describing physical characteristics, legal limitations, and utility locations for the site of this Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements, and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restriction, boundaries, and contours of the site; locations, dimensions, and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All the information on the survey shall be referenced to a Project benchmark.

§ A.2.2.3 The Owner shall provide, to the extent available to the Owner and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations conducted for the Project involving structural or mechanical systems, chemical, air and water pollution, hazardous materials or environmental and subsurface conditions and information regarding the presence of pollutants at the Project site.

§ A.2.2.4 The Owner may obtain independent review of the Design-Builder’s design, construction and other documents by a separate architect, engineer, and contractor or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner’s expense in a timely manner and shall not delay the orderly progress of the Work.

§ A.2.2.5 The Design-Build Contractor shall secure building and other permits, licenses and inspections on behalf of the Owner. The Owner shall be required to pay the fees for such permits, licenses and inspections unless such licenses, permits, and inspections are contemplated in the Design-Build Documents. The Design-Build Contractor shall be responsible for ensuring Owner has obtained any required permits, approvals, assessments, certificates or charges which are necessary for the use and occupancy of the project.

§ A.2.2.6 The services, information, surveys and reports required to be provided by the Owner under Section A.2.2, shall be furnished at the Owner’s expense, and the Design-Builder shall be entitled to rely upon the accuracy and completeness thereof, except as otherwise specifically provided in the Design-Build Documents or to the extent the Owner advises the Design-Builder to the contrary in writing.

§ A.2.2.7 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Design-Build Documents, the Owner shall give prompt written notice thereof to the Design-Builder.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		5
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§ A.2.2.8 The Owner shall, at the request of the Design-Builder, prior to execution of the Design-Build Contract and promptly upon request thereafter, furnish to the Design-Builder reasonable evidence that financial arrangements have been made to fulfill the Owner’s obligations under the Design-Build Documents.

§ A.2.2.9 The Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder, unless otherwise directed by the Design-Builder.

§ A.2.2.10 The Owner shall furnish the services of geotechnical engineers or other consultants, if not required by the Design-Build Documents to be provided by the Design-Builder, for subsoil, air and water conditions when such services are deemed reasonably necessary by the Design-Builder to properly carry out the design services provided by the Design-Builder and the Design-Builder’s Architect. Such services may include, but are not limited to, test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations.

§ A.2.2.11 The Owner shall promptly obtain easements, zoning variances, and legal authorizations regarding site utilization where essential to the execution of the Owner’s program. The Design-Build Contractor shall verify and confirm with Owner that all easements, zoning variances, and other legal authorizations regarding site utilization have been obtained prior to commencement of the project.

§ A.2.3 OWNER REVIEW AND INSPECTION

§ A.2.3.1 The Owner shall review and approve or take other appropriate action upon the Design-Builder’s submittals, including but not limited to design and construction documents, required by the Design-Build Documents, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Design-Build Documents. The Owner’s action shall be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Design-Builder or separate contractors. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Design-Builder as required by the Design-Build Documents.

§ A.2.3.2 Upon review of the design documents, construction documents, or other submittals required by the Design-Build Documents, the Owner shall take one of the following actions:
.1	Determine that the documents or submittals are in conformance with the Design-Build Documents and approve them. .
.2	Determine that the documents or submittals are in conformance with the Design-Build Documents but request changes in the documents or submittals which shall be implemented by a Change in the Work. .
.3	Determine that the documents or submittals are not in conformity with the Design-Build Documents and reject them. .
.4	Determine that the documents or submittals are not in conformity with the Design-Build Documents, but accept them by implementing a Change in the Work. .
.5
Determine that the documents or submittals are not in conformity with the Design-Build Documents, but accept them and request changes in the documents or submittals which shall be implemented by a Change in the Work.

§ A.2.3.3 The Design-Builder shall submit to the Owner for the Owner’s approval, pursuant to Section A.2.3.1, any proposed change or deviation to previously approved documents or submittals. The Owner shall review each proposed change or deviation to previously approved documents or submittals which the Design-Builder submits to the Owner for the Owner’s approval with reasonable promptness in accordance with Section A.2.3.1 and shall make one of the determinations described in Section A.2.3.2. The Owner’s Designated Representative is Mr. Andre Hilliou, 4670 S. Fort Apache Road, Suite #190, Las Vegas, Nevada 89147.

§ A.2.3.4 Notwithstanding the Owner’s responsibility under Section A.2.3.2, the Owner’s review and approval of the Design-Builder’s documents or submittals shall not relieve the Design-Builder of responsibility for compliance with the Design-Build Documents unless a) the Design-Builder has notified the Owner in writing of the deviation prior to approval by the Owner or, b) the Owner has approved a Change in the Work reflecting any deviations from the requirements of the Design-Build Documents.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		6
	User Notes:	(2021290830)

§ A.2.3.5 The Owner may visit the site to keep informed about the progress and quality of the portion of the Work completed. However, the Owner shall not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work, Visits by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quantity or quality of the Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Design-Builder’s rights and responsibilities under the Design-Build Documents, except as provided in Section A.3.3.7.

§ A.2.3.6 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Design-Build Documents. The Owner shall not have control over or charge of and will not be responsible for acts or omissions of the Design-Builder, Architect, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder.

§ A.2.3.7 The Owner may reject Work that does not conform to the Design-Build Documents. Whenever the Owner considers it necessary or advisable, the Owner shall have authority to require inspection or testing of the Work in accordance with Section A 13.5.2, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ A.2.3.8 The Owner may appoint an on-site project representative to observe the Work and to have such other responsibilities as the Owner and the Design-Builder agree to in writing.

§ A.2.3.9 The Owner shall conduct inspections to determine the date or dates of Substantial Completion and the date of final completion

§ A.2.3.10 The Owner shall be provided with One (1) complete set of Design-Build Documents and One (1) Set of, “As Built” Design-Build Documents, free of additional charge or cost, which shall be the sole property of the Owner, provided however that Owner shall have no right to use the Design-Build Documents for any other Project without specific consent of the Architect.

§ A.2.4 OWNER’S RIGHT TO STOP WORK

§ A.2.4.1 If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Design-Build Documents as required by Section A.12.2 or persistently fails to carry out Work in accordance with the Design-Build Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section A.6.1.3.

§ A.2.5 OWNER’S RIGHT TO CARRY OUT THE WORK

§ A.2.5.1 If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Design-Builder a second written notice to correct such deficiencies within a three-day period. If the Design-Builder within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner. In addition to any other right or remedy stated herein, Owner may declare the Design-Build Contractor to be in default and exercise or take any right or remedy for a default under this Agreement.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		7
	User Notes:	(2021290830)

ARTICLE A.3 DESIGN-BUILDER
§ A.3.1 GENERAL

§ A.3.1.1 The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The Design-Builder may be an architect or other design professional, a construction contractor, a real estate developer or any other person or entity legally permitted to do business as a design-builder in the location where the Project is located. The term “Design-Builder” means the Design-Builder or the Design-Builder’s authorized representative. The Design-Builder’s representative is authorized to act on the Design-Builder’s behalf with respect to the Project.

§ A.3.1.2 The Design-Builder shall perform the Work in accordance with the Design-Build Documents.

§ A.3.2 DESIGN SERVICES AND RESPONSIBILITIES

§ A.3.2.1 When applicable law requires that services be performed by licensed professionals, the Design-Builder shall provide those services through the performance of qualified persons or entities duly licensed to practice their professions. The Owner understands and agrees that the services performed by the Design-Builder’s Architect and the Design-Builder’s other design professionals and consultants are undertaken and performed in the sole interest of and for the exclusive benefit of the Design-Builder.

§ A.3.2.2 The agreements between the Design-Builder and Architect or other design professionals identified in the Agreement, and in any subsequent Modifications, shall be in writing. These agreements, including services and financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon the Owner’s written request.

§ A.3.2.3 The Design-Builder shall be responsible to the Owner for acts and omissions of the Design-Builder’s employees, Architect. Contractors, Subcontractors and their agents and employees, and other persons or entities, including the Architect and other design professionals, performing any portion of the Design-Builder’s obligations under the Design-Build Documents.

§ A.3.2.4 The Design-Builder shall carefully study and compare the Design-Build Documents, materials and other information provided by the Owner pursuant to Section A.2.2, shall take field measurements of any existing conditions related to the Work, shall observe any conditions at the site affecting the Work, and report promptly to the Owner any errors, inconsistencies or omissions discovered.

§ A.3.2.5 The Design-Builder shall provide to the Owner for Owner’s written approval design documents sufficient to establish the size, quality and character of the Project; its architectural, structural, mechanical and electrical systems; and the materials and such other elements of the Project to the extent required by the Design-Build Documents. Deviations, if any, from the Design-Build Documents shall be disclosed in writing.

§ A.3.2.6 Upon the Owner’s written approval of the design documents submitted by the Design-Builder, the Design-Builder shall provide construction documents for review and written approval by the Owner. The construction documents shall set forth in detail the requirements for construction of the Project. The construction documents shall include drawings and specifications that establish the quality levels of materials and systems required. Deviations, if any, from the Design-Build Documents shall be disclosed in writing. Construction documents may include drawings, specifications, and other documents and electronic data setting forth in detail the requirements for construction of the Work, and shall:

.1	be consistent with the approved design documents;
.2	provide information for the use of those in the building trades; and
.3	include documents customarily required for regulatory agency approvals.

§ A.3.2.7 The Design-Builder shall meet with the Owner monthly to review progress of the design and construction documents.

§ A.3.2.8 Upon the Owner’s written approval of construction documents, the Design-Builder, on behalf of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project. Owner shall cooperate as necessary in order for Design-Build Contractor to obtain any and all required permits, approvals, assessments, certificates or charges which are necessary for the use and occupancy of the project.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		8
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§ A.3.2.9 The Design-Builder shall obtain from each of the Design-Builder’s professionals and furnish to the Owner certifications with respect to the documents and services provided by such professionals (a) that, to the best of their knowledge, information and belief, the documents or services to which such certifications relate (i) are consistent with the Project Criteria set forth in the Design-Build Documents, except to the extent specifically identified in such certificate, (ii) comply with applicable professional practice standards, and (iii) comply with applicable laws, ordinances, codes, rules and regulations governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in such certifications.

§ A.3.2.10 If the Owner requests the Design-Builder, the Architect or the Design-Builder’s other design professionals to execute certificates other than those required by Section A.3.2.9, the proposed language of such certificates shall be submitted to the Design-Builder, or the Architect and such design professionals through the Design-Builder, for review and negotiation at least 14 days prior to the requested dates of execution. Neither the Design-Builder, the Architect nor such other design professionals shall be required to execute certificates that would require knowledge, services or responsibilities beyond the scope of their respective agreements with the Owner or Design-Builder.

§ A.3.3 CONSTRUCTION

§ A.3.3.1 The Design-Builder shall perform no construction Work prior to the Owner’s review and approval of the construction documents. The Design-Builder shall perform no portion of the Work for which the Design-Build Documents require the Owner’s review of submittals, such as Shop Drawings, Product Data and Samples, until the Owner has approved each submittal.

§ A.3.3.2 The construction Work shall be in accordance with approved submittals, except that the Design-Builder shall not be relieved of responsibility for deviations from requirements of the Design-Build Documents by the Owner’s approval of design and construction documents or other submittals such as Shop Drawings, Product Data, Samples or other submittals unless the Design-Builder has specifically informed the Owner in writing of such deviation at the time of submittal and (1) the Owner has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in design and construction documents or other submittals such as Shop Drawings, Product Data, Samples or other submittals by the Owner’s approval thereof.

§ A.3.3.3 The Design-Builder shall direct specific attention, in writing or on resubmitted design and construction documents or other submittals such as Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Owner on previous submittals. In the absence of such written notice, the Owner’s approval of a resubmission shall not apply to such revisions.

§ A.3.3.4 When the Design-Build Documents require that a Contractor provide professional design services or certifications related to systems, materials or equipment, or when the Design-Builder in its discretion provides such design services or certifications through a Contractor, the Design-Builder shall cause professional design services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professionals, if prepared by others, shall bear such design professional’s written approval. The Owner shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals.

§ A.3.3.5 The Design-Builder shall be solely responsible for and have control over all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Design-Build Documents.

§ A.3.3.6 The Design-Builder shall, routinely, but not less than monthly, keep the Owner informed of the progress and quality of the Work.

§ A.3.3.7 The Design-Builder shall be responsible for the supervision and direction of the Work, using the Design-Builder’s best skill and attention. If the Design-Build Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Design-Builder shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Design-Builder determines that such means, methods, techniques, sequences or procedures may not be safe, the Design-Builder shall give timely written notice to the Owner and shall not proceed with that portion of the Work without further written instructions from the Owner. If the Design-Builder is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Design-Builder, the Owner shall be solely responsible for any resulting loss or damage.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		9
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§ A.3.3.8 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ A.3.4 LABOR AND MATERIALS

§ A.3.4.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall provide or cause to be provided and shall pay for design services, labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

§ A.3.4.2 When a material is specified in the Design-Build Documents, the Design-Builder may make substitutions only with the consent of the Owner and, if appropriate, in accordance with a Change Order.

§ A.3.4.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Design-Build Contract. The Design-Builder shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

§ A.3.5 WARRANTY

§ A.3.5.1 The Design-Builder warrants to the Owner that materials and equipment furnished under the Design-Build Documents will be of good quality and new unless otherwise required or permitted by the Design-Build Documents, that the Work will be free from defects not inherent in the quality required or permitted by law or otherwise, and that the Work will conform to the requirements of the Design-Build Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner, the Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

§ A.3.6 TAXES

§ A.3.6.1 The Design-Builder shall pay all sales, consumer, use and similar taxes for the Work provided by the Design-Builder which had been legally enacted on the date of the Agreement, whether or not yet effective or merely scheduled to go into effect. NOTE: Any change in the tax rate by the State, County, Local Governmental Agency, or any other Governmental Agency having jurisdiction in any way connected with this project, shall result in a change in the Construction Project Budget submitted to Owner Dated April 25, 2013, and shall result in a change in the Contract Construction Project Budget to reflect such changes in the tax rate increases.

§ A.3.7 PERMITS, FEES AND NOTICES

§ A.3.7.1 The Design-Build Contractor shall secure and pay for building and other permits and governmental fees, licenses and inspections on behalf of Owner and at Owner’s expense necessary for the proper execution and completion of the Work which are customarily secured after execution of the Design-Build Contract and which were legally required on the date the Owner accepted the Design-Builder’s proposal. The Design-Build Contractor shall be responsible for ensuring Owner has any permits, approvals, assessments, certificates or charges, known to Design-Build Contractor which Owner has not already obtained and which are necessary for the use and occupancy of the project.

§ A.3.7.2 The Design-Builder shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities relating to the Project.

§ A.3.7.3 It is the Design-Builder’s responsibility to ascertain that the Work is in accordance with applicable laws, ordinances, codes, rules and regulations.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		10
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§ A.3.7.4 If the Design-Builder performs Work contrary to applicable laws, ordinances, codes, rules and regulations, the Design-Builder shall assume responsibility for such Work and shall bear the costs attributable to correction.

§ A.3.8 ALLOWANCES

§ A.3.8.1 The Design-Builder shall include in the Contract Sum all allowances stated in the Design-Build Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Design-Builder shall not be required to employ persons or entities to which the Design-Builder has reasonable objection.

§ A.3.8.2 Unless otherwise provided in the Design-Build Documents:
.1	allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;
.2
Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and

.3
whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section A.3.8.2.1 and (2) changes in Design-Builder’s costs under Section A.3.8.2.2.

§ A.3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

§ A.3.9 DESIGN-BUILDER’S SCHEDULE

§ A.3.9.1 The Design-Builder, promptly after execution of the Design-Build Contract, shall prepare and submit for the Owner’s information the Design-Builder’s schedule for the Work. The schedule shall not exceed time limits and shall be in such detail as required under the Design-Build Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Design-Build Documents, shall provide for expeditious and practicable execution of the Work and shall include allowances for periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project.

§ A.3.9.2 The Design-Builder shall prepare and keep current a schedule of submittals required by the Design-Build Documents.

§ A.3.9.3 The Design-Builder shall perform the Work in general accordance with the most recent schedules submitted to the Owner.

§ A.3.10 DOCUMENTS AND SAMPLES AT THE SITE

§ A.3.10.1 The Design-Builder shall maintain at the site for the Owner one record copy of the drawings, specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be delivered to the Owner upon completion of the Work.

§ A.3.11 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ A.3.11.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Design-Builder or a Contractor, Subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ A.3.11.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Design-Builder to illustrate materials or equipment for some portion of the Work.

§ A.3.11.3 Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		11
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§ A.3.11.4 Shop Drawings, Product Data, Samples and similar submittals are not Design-Build Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Design-Build Documents the way by which the Design-Builder proposes to conform to the Design-Build Documents.

§ A.3.11.5 The Design-Builder shall review for compliance with the Design-Build Documents and approve and submit to the Owner only those Shop Drawings, Product Data, Samples and similar submittals required by the Design-Build Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors.

§ A.3.11.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Design-Builder represents that the Design-Builder has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Design-Build Documents.

§ A.3.12 USE OF SITE

§ A.3.12.1 The Design-Builder shall confine operations at the site to areas permitted by law, ordinances, permits and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment. Design-Build Contractor understands and agrees that the Project is at the same location site as Owner’s Casino and the Casino is open to the public and in use. Therefore, Design-Build Contractor shall use commercially reasonable efforts to not interfere with the normal access to, and the operations of, the casino which are not specifically under construction at the time and shall use reasonable commercial efforts to keep the remaining areas free of obstruction and debris during the Project. Design-Build Contractor shall be responsible for maintaining all access roads to and staging areas of the Project during the contract time, and such access roads and staging areas shall be in substantially the same condition upon completion of the Project. The parties agree to video-tape the access roads and staging areas to document the condition of such areas prior to the commencement of construction.

§ A.3.13 CUTTING AND PATCHING
§ A.3.13.1 The Design-Builder shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

§ A.3.13.2 The Design-Builder shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction or by excavation. The Design-Builder shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work.

§ A.3.14 CLEANING UP

§ A.3.14.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Design-Build Contract. At completion of the Work, the Design-Builder shall remove from and about the Project waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials.

§ A.3.14.2 If the Design-Builder fails to clean up as provided in the Design-Build Documents, the Owner may do so and the cost thereof shall be charged to the Design-Builder.

§ A.3.15 ACCESS TO WORK
§ A.3.15.1 The Design-Builder shall provide the Owner access to the Work in preparation and progress wherever located.

§ A.3.16 ROYALTIES, PATENTS AND COPYRIGHTS

§ A.3.16.1 The Design-Builder shall pay all royalties and license fees. The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required or where the copyright violations are contained in drawings, specifications or other documents prepared by or furnished to the Design-Builder by the Owner. However, if the Design-Builder has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Design-Builder shall be responsible for such loss unless such information is promptly furnished to the Owner.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		12
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§ A.3.17 INDEMNIFICATION

§ A.3.17.1 To the fullest extent permitted by law, the Design-Builder shall indemnify and hold harmless the Owner, Owner’s consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property other than the Work itself, but only to the extent caused by the intentional misconduct, negligent acts or omissions of the Design-Builder, Architect, a Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section A.3.17.

§ A.3.17.2 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design Builder, the Design Builders Consultants, and Agents and Employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease, or death or to injury to, or destruction of tangible property other than the Work itself, but only to the extent caused by the intentional misconduct, negligent acts or omissions of the Owner or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section 3.17.2.

§ A.3.17.3 In claims against any person or entity indemnified under this Section A.3.17 by an employee of the Owner, Design-Builder; the Architect, a Contractor, A Subcontractor, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Section A.3.17.1 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for the Owner, Design-Builder, the Architect, or a Contractor or a Subcontractor under worker’s compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE A.4 DISPUTE RESOLUTION
§ A.4.1 CLAIMS AND DISPUTES

§ A.4.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Design-Build Contract terms, payment of money, extension of time or other relief with respect to the terms of the Design-Build Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Design-Build Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

§ A.4.1.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the other party.

§ A.4.1.3 Continuing Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section A.9.7.1 and Article A.14, the Design-Builder shall proceed diligently with performance of the Design-Build Contract and the Owner shall continue to make payments in accordance with the Design-Build Documents.

§ A.4.1.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Design-Build Documents or (2) unknown physical conditions of an unusual nature which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Design-Build Documents, then the observing party shall give notice to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Design-Builder’s cost of, or time required for, performance of any part of the Work, shall negotiate with the Design-Builder an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Design-Build Documents and that no change in the terms of the Design-Build Contract is justified, the Owner shall so notify the Design-Builder in writing, stating the reasons. Claims by the Design-Builder in opposition to such determination must be made within 21 days after the Owner has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Design-Builder cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall proceed pursuant to Section A.4.2.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		13
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§ A.4.1.5 Claims for Additional Cost. If the Design-Builder wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section A. 10.6.

§ A.4.1.6 If the Design-Builder believes additional cost is involved for reasons including but not limited to (1) an order by the Owner to stop the Work where the Design-Builder was not at fault, (2) a written order for the Work issued by the Owner, (3) failure of payment by the Owner, (4) termination of the Design-Build Contract by the Owner, (5) Owner’s suspension or (6) other reasonable grounds, Claim shall be filed in accordance with this Section A.4.1.

§ A.4.1.7 Claims for Additional Time

§ A.4.1.7.1 If the Design-Builder wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Design-Builder’s Claim shall include an estimate of the time and its effect on the progress of the Work In the case of a continuing delay, only one Claim is necessary.

§ A.4.1.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

§ A.4.1.8 Injury or Damage to Person or Property. If either party to the Design-Build Contract suffers injury or damage to person or property because of an act or omission of the other party or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ A.4.1.9 If unit prices are stated in the Design-Build Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted.

§ A.4.1.10 Claims for Consequential Damages. Design-Builder and Owner waive Claims against each other for consequential damages arising out of or relating to the Design-Build Contract. This mutual waiver includes:

.1
damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2
damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article A.14. Nothing contained in this Section A.4.1.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Design-Build Documents.

§ A.4.1.11 If the enactment or revision of codes, laws or regulations or official interpretations which govern the Project cause an increase or decrease of the Design-Builder’s cost of, or time required for, performance of the Work, the Design-Builder shall be entitled to an equitable adjustment in Contract Sum or Contract Time. If the Owner and Design-Builder cannot agree upon an adjustment in the Contract Sum or Contract Time, the Design-Builder shall submit a Claim pursuant to Section A.4.1.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		14
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§ A.4.2 RESOLUTION OF CLAIMS AND DISPUTES

§ A.4.2.1  It is agreed resolution of claims and disputes will be by “Litigation in a Court of Competent Jurisdiction”. The prevailing party in any action to interpret or enforce this Agreement, shall be entitled to an award of attorney fees and costs as determined by the Court.

(Paragraphs deleted)
§ A.4.3 MEDIATION

§ A.4.3.1 Any Claim arising out of or related to the Design-Build Contract, except those waived as provided for in Sections A4.1.10, A9 10.4, and A9.10.5 shall, after initial decision of the Claim or 30 days after submission of the Claim for initial decision, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable or other binding dispute resolution proceedings by either party.

§ A.4.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect at the time of the mediation. Request for mediation shall be filed in writing with the other party to the Design-Build Contract and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration or other binding dispute resolution proceedings but, in such event, mediation shall proceed in advance thereof or of legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a loner period by agreement of the parties or court order.

§ A.4.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

(Paragraphs deleted)
ARTICLE A.5 AWARD OF CONTRACTS

§ A.5.1 Unless otherwise stated in the Design-Build Documents or the bidding or proposal requirements, the Design-Builder, as soon as practicable after award of the Design-Build Contract, shall furnish in writing to the Owner the names of additional persons or entities not originally included in the Design-Builder’s proposal or in substitution of a person or entity (including those who are to furnish design services or materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner will promptly reply to the Design-Builder in writing stating whether or not the Owner has reasonable objection to any such proposed additional person or entity. Failure of the Owner to reply promptly shall constitute notice of no reasonable objection.

§ A.5.2 The Design-Builder shall not contract with a proposed person or entity to whom which the Owner has made reasonable and timely objection. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable objection.

§ A.5.3 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design-Builder shall propose another to whom the Owner has no reasonable objection. If the proposed but rejected additional person or entity was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person’s or entity’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Design-Builder has acted promptly and responsively in submitting names as required.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		15
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§ A.5.4 The Design-Builder shall not change a person or entity previously selected if the Owner makes reasonable objection to such substitute.

§ A.5.5 CONTINGENT ASSIGNMENT OF CONTRACTS
§ A.5.5.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner provided that:
.1
assignment is effective only after termination of the Design-Build Contract by the Owner for cause pursuant to Section A.14.2 and only for those agreements which the Owner accepts by notifying the contractor in writing; and

.2	assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Design-Build Contract.
.3	Such assignments shall include but are not limited to subcontract agreements, material purchase agreements, and subcontractor surety bonds.

§ A.5.5.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Contractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.

ARTICLE A.6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
§ A.6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

§ A.6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces and to award separate contracts in connection with other portions of the Project or other construction or operations on the site. The Design-Builder shall cooperate with the Owner and separate contractors whose work might interfere with the Design-Builder’s Work. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make such Claim as provided in Section A.4.1.

§ A.6.1.2 The term “separate contractor” shall mean any contractor retained by the Owner pursuant to Section A.6.1.1.

§ A.6.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces and of each separate contractor with the work of the Design-Builder, who shall cooperate with them. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Design-Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised.

§ A.6.2 MUTUAL RESPONSIBILITY

§ A.6.2.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Design-Build Documents.

§ A.6.2.2 If part of the Design-Builder’s Work depends for proper execution or results upon design, construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, promptly report to the Owner apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Design-Builder so to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not then reasonably discoverable.

§ A.6.2.3 The Owner shall be reimbursed by the Design-Builder for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Design-Builder. The Owner shall be responsible to the Design-Builder for costs incurred by the Design-Builder because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

§ A.6.2.4 The Design-Builder shall promptly remedy damage wrongfully caused by the Design-Builder to completed or partially completed construction or to property of the Owner or separate contractors.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		16
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§ A.6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described in Section A.3.13.

§ A.6.3 OWNER’S RIGHT TO CLEAN UP

§ A.6.3.1 If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Owner shall allocate the cost among those responsible.

ARTICLE A.7 CHANGES IN THE WORK
§ A.7.1 GENERAL

§ A.7.1.1 Changes in the Work may be accomplished after execution of the Design-Build Contract, and without invalidating the Design-Build Contract, by Change Order or Construction Change Directive, subject to the limitations stated in this Article A.7 and elsewhere in the Design-Build Documents.

§ A.7.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. A Construction Change Directive may be issued by the Owner with or without agreement by the Design-Builder.

§ A.7.1.3 Changes in the Work shall be performed under applicable provisions of the Design-Build Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Construction Change Directive.

§ A.7.2 CHANGE ORDERS
§ A.7.2.1 A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following:
.1	a change in the Work;
.2	the amount of the adjustment, if any, in the Contract Sum; and
.3	the extent of the adjustment, if any, in the Contract Time.

§ A.7.2.2 If the Owner requests a proposal for a change in the Work from the Design-Builder and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse the Design-Builder for any costs incurred for estimating services, design services or preparation of proposed revisions to the Design-Build Documents.

§ A.7.2.3 Methods used in determining adjustments to the Contract Sum may include those listed in Section A.7.3.3.

§ A.7.3 CONSTRUCTION CHANGE DIRECTIVES

§ A.7.3.1 A Construction Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Design-Build Contract, order changes in the Work within the general scope of the Design-Build Documents consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

§ A.7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ A.7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:
.1	mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;
.2	unit prices stated in the Design-Build Documents or subsequently agreed upon, or equitably adjusted as provided in Section A.4.1.9;
.3	cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or
.4	as provided in Section A.7.3.6.

§ A.7.3.4 Upon receipt of a Construction Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		17
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§ A.7.3.5 A Construction Change Directive signed by the Design-Builder indicates the agreement of the Design-Builder therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ A.7.3.6 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Section A.7.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Design-Build Documents, costs for the purposes of this Section A.7.3.6 shall be limited to the following:

.1	additional costs of professional services;
.2	costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;
.3	costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;
.4	rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design-Builder or others;
.5	costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work, and
.6	additional costs of supervision and field office personnel directly attributable to the change.

§ A.7.3.7 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for General Conditions, overhead and profit of Ten Percent (10%) shall be figured on the basis of net increase or decrease, if any, with respect to that change.

§ A.7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties’ agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Owner shall make an interim determination for purposes of monthly payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of the Design-Builder to disagree and assert a Claim in accordance with Article A.4.

§ A.7.3.9 When the Owner and Design-Builder reach agreement concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

§ A.7.4 MINOR CHANGES IN THE WORK

§ A.7.4.1 The Owner shall have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Design-Build Documents. Such changes shall be effected by written order and shall be binding on the Design-Builder. The Design-Builder shall carry out such written orders promptly.

ARTICLE A.8 TIME
§ A.8.1 DEFINITIONS
§ A.8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Design-Build Documents for Substantial Completion of the Work.

§ A.8.1.2 The date of commencement of the Work shall be the date stated in the Agreement unless provision is made for the date to be fixed in a notice to proceed issued by the Owner.

§ A.8.1.3 The date of Substantial Completion is the date determined by the Owner in accordance with Section A.9.8.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		18
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§ A.8.1.4 The term “day” as used in the Design-Build Documents shall mean calendar day unless otherwise specifically defined.

§ A.8.2 PROGRESS AND COMPLETION

§ A.8.2.1 Time limits stated in the Design-Build Documents are of the essence of the Design-Build Contract. By executing the Design-Build Contract, the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work.

§ A.8.2.2 The Design-Builder shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence construction operations on the site or elsewhere prior to the effective date of insurance required by Article A.11 to be furnished by the Design-Builder and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Design-Build Documents or a notice to proceed given by the Owner, the Design-Builder shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic’s liens and other security interests.

§ A.8.2.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

§ A.8.3 DELAYS AND EXTENSIONS OF TIME

§ A.8.3.1 If the Design-Builder is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Design-Builder’s control, or by delay authorized by the Owner pending resolution of disputes pursuant to the Design-Build Documents, or by other causes which the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner and Design-Builder may mutually -determine.

§ A.8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Section A.4.1.7.

§ A.8.3.3 This Section A.8.3 does not preclude recovery of damages for delay by either party under other provisions of the Design-Build Documents.

ARTICLE A.9 PAYMENTS AND COMPLETION
§ A.9.1 CONTRACT SUM

§ A.9.1.1 The Contract Sum is stated in the Design-Build Documents and, including authorized adjustments, is the total amount payable by the Owner to the Design-Builder for performance of the Work under the Design-Build Documents.

§ A.9.2 SCHEDULE OF VALUES

§ A.9.2.1 Before the first Application for Payment, where the Contract Sum is based upon a Stipulated Sum the Design-Builder shall submit to the Owner an initial schedule of values allocated to various portions of the Work prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. The schedule of values may be updated periodically to reflect changes in the allocation of the Contract Sum.

§ A.9.3 APPLICATIONS FOR PAYMENT

§ A.9.3.1 Not later than the 25th day of the month for each progress payment, and consistent with Section 5.1.3 of the AIA Document A141-2004, the Design-Builder shall submit to the Owner an itemized Application for Payment for operations completed in accordance with the current schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Design-Builder’s right to payment as the Owner may require, such as copies of requisitions from Contractors and material suppliers, and reflecting retainage if provided for in the Design-Build Documents:

§ A.9.3.1.1 As provided in Section A.7.3.8, such applications may include requests for payment on account of Changes in the Work which have been properly authorized by Construction Change Directives but are not yet included in Change Orders.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		19
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§ A.9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay to a Contractor or material supplier or other parties providing services for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay.

§ A.9.3.2 Unless otherwise provided in the Design-Build Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ A.9.3.3 The Design-Builder warrants that title to all Work other than Instruments of Service covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, Claims, security interests or encumbrances in favor of the Design-Builder. Contractors, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work. Notwithstanding any other provision of this Agreement, Design-Build Contractor shall use commercially reasonable efforts to prevent any liens of subcontractors, vendors or suppliers, whether in the nature of mechanics liens or material liens or otherwise, to be placed upon or imposed on the property of the Owner. Within Ten (10) Days of Owner written notice to Design-Build Contractor of the existence of such lien, Design-Build Contractor shall cause the lien to be removed, discharged, insured over or bonded over or otherwise vacated. In the event Design-Build Contractor fails to so act within the allowed time, Owner may take any action necessary to remove, discharge, or vacate the lien, the lien, including payment of the full amount claimed to be owed, and charge such amount and any related costs to the Design-Build Contractor as a deduction from the Contract Sum.

§ A.9.4 ACKNOWLEDGEMENT OF APPLICATION FOR PAYMENT

§ A.9.4.1 The Owner shall, within seven days after receipt of the Design-Builder’s Application for Payment, issue to the Design-Builder a written acknowledgement of receipt of the Design-Builder’s Application for Payment indicating the amount the Owner has determined to be properly due and, if applicable, the reasons for withholding payment in whole or in part.

§ A.9.5 DECISIONS TO WITHHOLD PAYMENT

§ A.9.5.1 The Owner may withhold a payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s determination that the Work has not progressed to the point indicated in the Application for Payment or that the quality of Work is not in accordance with the Design-Build Documents. The Owner may also withhold a payment or, because of subsequently discovered evidence, may nullify the whole or a part of an Application for Payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible, including loss resulting from acts and omissions, because of the following:

.1	defective Work not remedied;
.2	third-party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Design-Builder;
.3	failure of the Design-Builder to make payments properly to Contractors or for design services labor, materials or equipment;
.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;
.5	damage to the Owner or a separate contractor;
.6	reasonable evidence that the Work will not be completed within the Contract Time and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or
.7	persistent failure to carry out the Work in accordance with the Design-Build Documents.

§ A.9.5.2 When the above reasons for withholding payment are removed, payment will be made for amounts previously withheld.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		20
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§ A.9.6 PROGRESS PAYMENTS

§ A.9.6.1 After the Owner has issued a written acknowledgement of receipt of the Design-Builder’s Application for Payment, the Owner shall make payment of the amount, in the manner and within the time provided in the Design-Build Documents.

§ A.9.6.2 The Design-Builder shall promptly pay the Architect, each design professional and other consultants retained directly by the Design-Builder, upon receipt of payment from the Owner, out of the amount paid to the Design-Builder on account of each such party’s respective portion of the Work, the amount to which each such party is entitled.

§ A.9.6.3 The Design-Builder shall promptly pay each Contractor, upon receipt of payment from the Owner, out of the amount paid to the Design-Builder on account of such Contractor’s portion of the Work, the amount to which said Contractor is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the Contractor’s portion of the Work. The Design-Builder shall, by appropriate agreement with each Contractor, require each Contractor to make payments to Subcontractors in a similar manner.

§ A.9.6.4 The Owner shall have no obligation to pay or to see to the payment of money to a Contractor except as may otherwise be required by law.

§ A.9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Sections A.9.6.3 and A.9.6.4.

§ A.9.6.6 A progress payment, or partial or entire use or occupancy of the Project by the Owner, shall not constitute acceptance of Work not in accordance with the Design-Build Documents.

§ A.9.6.7 Unless the Design-Builder provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Design-Builder for Work properly performed by Contractors and suppliers shall be held by the Design-Builder for those Contractors or suppliers who performed Work or furnished materials, or both, under contract with the Design-Builder for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not be commingled with money of the Design-Builder, shall create any fiduciary liability or tort liability on the part of the Design-Builder for breach of trust or shall entitle any person or entity to an award of punitive damages against the Design-Builder for breach of the requirements of this provision.

§ A.9.7 FAILURE OF PAYMENT

§ A.9.7.1 If for reasons other than those enumerated in Section A.9.5.1, the Owner does not issue a payment within the time period required by Section 5.1.3 of the Agreement, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable costs of shutdown, delay and start-up, plus interest as provided for in the Design-Build Documents.

§ A.9.8 SUBSTANTIAL COMPLETION

§ A.9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or use the Work or a portion thereof for its intended use.

§ A.9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Design-Build Documents.

§ A.9.8.3 Upon receipt of the Design-Builder’s list, the Owner shall make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s list, which is not substantially complete, the Design-Builder shall complete or correct such item. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine whether the Design-Builder’s Work is substantially complete.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		21
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§ A.9.8.4 In the event of a dispute regarding whether the Design-Builder’s Work is substantially complete, the dispute shall be resolved pursuant to Article A.4.

§ A.9.8.5 When the Work or designated portion thereof is substantially complete, the Design-Builder shall prepare for the Owner’s signature an Acknowledgement of Substantial Completion which, when signed by the Owner, shall establish (1) the date of Substantial Completion of the Work, (2) responsibilities between the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Work and insurance, and (3) the time within which the Design-Builder shall finish all items on the list accompanying the Acknowledgement. When the Owner’s inspection discloses that the Work or a designated portion thereof is substantially complete, the Owner shall sign the Acknowledgement of Substantial Completion. Warranties required by the Design-Build Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Acknowledgement of Substantial Completion.

§ A.9.8.6 Upon execution of the Acknowledgement of Substantial Completion and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Design-Build Documents.

§ A.9.9 PARTIAL OCCUPANCY OR USE

§ A.9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Design-Builder, provided such occupancy or use is consented to by the insurer, if so required by the insurer, and authorized by public authorities having jurisdiction over the Work Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design-Builder have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for completion or correction of the Work and commencement of warranties required by the Design-Build Documents. When the Design-Builder considers a portion substantially complete, the Design-Builder shall prepare and submit a list to the Owner as provided under Section A.9.8.2. Consent of the Design-Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder.

§ A.9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Work to be used to determine and record the condition of the Work.

§ A.9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Design-Build Documents.

§ A.9.10 FINAL COMPLETION AND FINAL PAYMENT

§ A.9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner shall promptly make such inspection and, when the Owner finds the Work acceptable under the Design-Build Documents and fully performed, the Owner shall, subject to Section A.9.10.2, promptly make final payment to the Design-Builder.

§ A.9.10.2 Neither final payment nor any remaining retained percentage will become due until the Design-Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Design-Build Documents to remain in force after final payment is currently in effect and will not be cancelled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Design-Build Documents, (4) consent of surety, if any, to final payment, and (5) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Design-Build Contract, to the extent and in such form as may be designated by the Owner. If a Contractor refuses to furnish a release or waiver required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be liable to pay in connection with the discharge of such lien, including all costs and reasonable attorneys’ fees.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		22
	User Notes:	(2021290830)

§ A.9.10.3 If, after the Owner determines that the Design-Builder’s Work or designated portion thereof is substantially completed, final completion thereof is materially delayed through no fault of the Design-Builder or by issuance of a Change Order or a Construction Change Directive affecting final completion, the Owner shall, upon application by the Design-Builder, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Design-Build Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Design-Builder. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ A.9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:
.1	liens, Claims, security interests or encumbrances arising out of the Design-Build Documents and unsettled,
.2	failure of the Work to comply with the requirements of the Design-Build Documents; or
.3	terms of special warranties required by the Design-Build Documents.

§ A.9.10.5 Acceptance of final payment by the Design-Builder, a Contractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE A.10 PROTECTION OF PERSONS AND PROPERTY
§ A.10.1 SAFETY PRECAUTIONS AND PROGRAMS
§ A.10.1.1 The Design-Builder shall be responsible for initiating and maintaining all safety precautions and programs in connection with the performance of the Design-Build Contract.

§ A.10.2 SAFETY OF PERSONS AND PROPERTY
§ A.10.2.1 The Design-Builder shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage injury or loss to:
.1	employees on the Work and other persons who may be affected thereby;
.2
the Work and materials and equipment to be incorporated therein, whether in storage on or off the site or under the care, custody or control of the Design-Builder or the Design-Builder’s Contractors or Subcontractors; and

.3
other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ A.10.2.2 The Design-Builder shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

§ A.10.2.3 The Design-Builder shall erect and maintain, as required by existing conditions and performance of the Design-Build Documents, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

§ A.10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Design-Builder shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

§ A.10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Design-Build Documents) to property referred to in Sections A.10.2.1.2 and A.10.2.1.3 caused in whole or in part by the Design-Builder, the Architect, a Contractor, a Subcontractor, or anyone directly or indirectly employed by any of them or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections A.10.2.1.2 and A.10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section A.3.17.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		23
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§ A.10.2.6 The Design-Builder shall designate in writing to the Owner a responsible individual whose duty shall be the prevention of accidents.

§ A.10.2.7 The Design-Builder shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

§ A.10.3 HAZARDOUS MATERIALS

§ A.10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design-Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner.

§ A.10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Design-Builder and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Design-Build Documents, the Owner shall furnish in writing to the Design-Builder the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Design-Builder shall promptly reply to the Owner in writing stating whether or not the Design-Builder has reasonable objection to the persons or entities proposed by the Owner. If the Design-Builder has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Design-Builder has no reasonable objection. When the material or substance has been rendered harmless, work in the affected area shall resume upon written agreement of the Owner and Design-Builder. The Contract Time shall be extended appropriately, and the Contract Sum shall be increased in the amount of the Design-Builder’s reasonable additional costs of shutdown, delay and start-up, which adjustments shall be accomplished as provided in Article A.7.

§ A.10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design-Builder, Contractors, Subcontractors, Architect, Architect’s consultants and the agents and employees of any of them from and against Claims, damages. losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance exists on site as of the date of the Agreement, was known to Owner and is not disclosed in the Design-Build Documents and presents the risk of bodily injury or death as described in Section A.10.3.1 and has not been rendered harmless, provided that such Claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property (other than the Work itself) to the extent that such damage, loss or expense is not due to the negligence of the Design-Builder, Contractors, Subcontractors, Architect, Architect’s consultants and the agents and employees of any of them.

§ A.10.4 The Owner shall not be responsible under Section A.10.3 for materials and substances brought to the site by the Design-Builder unless such materials or substances were required by the Design-Build Documents.

§ A.10.5 If, without negligence on the part of the Design-Builder, the Design-Builder is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Design-Build Documents, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred.

§ A.10.6 EMERGENCIES

§ A.10.6.1 In an emergency affecting safety of persons or property, the Design-Builder shall act, at the Design-Builder’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Design-Builder on account of an emergency shall be determined as provided in Section A.4.1.7 and Article A.7.

ARTICLE A.11 INSURANCE AND BONDS

§ A.11.1 Except as may otherwise be set forth in the Agreement or elsewhere in the Design-Build Documents, the Owner and Design-Builder shall purchase and maintain the following types of insurance with limits of liability and deductible amounts and subject to such terms and conditions, as set forth in this Article A.11.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		24
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§ A.11.2 DESIGN-BUILDER’S LIABILITY INSURANCE

§ A.11.2.1 The Design-Builder shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Design-Builder from claims set forth below that may arise out of or result from the Design-Builder’s operations under the Design-Build Contract and for which the Design-Builder may be legally liable, whether such operations be by the Design-Builder, by a Contractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

.1	claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;
.2	claims for damages because of bodily injury, occupational sickness or disease, or death of the Design-Builder’s employees;
.3	claims for damages because of bodily injury, sickness or disease, or death of any person other than the Design-Builder’s employees;
.4	claims for damages insured by usual personal injury liability coverage;
.5	claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;
.6	claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;
.7	claims for bodily injury or property damage arising out of completed operations; and
.8	claims involving contractual liability insurance applicable to the Design-Builder’s obligations under Section A.3.17.
.9	Owner and Design-Builder agree to have the Design-Builder carry the following coverage’s
General liability:
Aggregate	4,000,000
Per Occurrence:	2,000,000
Excess Umbrella:	10,000,000
Auto:	1,000,000
Worker’s Compensation:	1,000,000

§ A.11.2.2 The insurance required by Section A.11.2.1 shall be written for not less than limits of liability specified in the Design-Build Documents or required by law, whichever coverage is greater. Coverage, written on an occurrence basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

§ A.11.2.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These certificates and the insurance policies required by this Section A.11.2 shall contain a provision that coverage afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner. Owner shall be named as an Additional Insured on all applicable policies. If any of the foregoing insurance coverage are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Section A.9.10.2. Information concerning reduction of coverage on account of revised limits or claimspaid under the General Aggregate, or both, shall be furnished by the Design-Builder with reasonable promptness in accordance with the Design-Builder’s information and belief

§ A.11.3 OWNER’S LIABILITY INSURANCE
§ A.11.3.1 The Owner shall be responsible for purchasing and maintaining the Owner’s usual liability insurance.

§ A.11.4 PROPERTY INSURANCE

§ A.11.4.1 Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder’s risk, “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus the value of subsequent Design-Build Contract modifications and cost of materials supplied or installed by others, comprising to the total value as set forth for in the entire Project Contract at the site on a replacement cost basis. Such property insurance shall be maintained, unless otherwise provided in the Design-Build Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Section A.9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Section A.11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, Design-Builder, Contractors and Subcontractors in the Project. The Design-Builder shall be named as an additional named insured under the Owner’s Policies.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		25
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§ A.11.4.1.1 Property insurance shall be on an “all-risk” or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal, including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Design-Builder’s services and expenses required as a result of such insured loss.

§ A.11.4.1.2

§ A.11.4.1.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles. Owner shall be responsible for any uninsured or underinsured losses to the Work.

§ A.11.4.1.4 This property insurance shall cover portions of the Work stored off the site and also portions of the Work in transit up to the limits of $500,000. Owner shall assume the risk of any loss to such off site or Work in transit in excess of the insurance limits.

§ A.11.4.1.5 Partial occupancy or use in accordance with Section A.9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use, by endorsement or otherwise. The Owner and the Design-Builder shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

§ A.11.4.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Design-Build Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Design-Builder, Contractors and Subcontractors in the Work, and the Owner and Design-Builder shall be named insureds.

§ A.11.4.3 Loss of Use Insurance. The Owner, at the Owner’s option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner’s property due to fire or other hazards, however caused. The Owner waives all rights of action against the Design-Builder, Architect, the Design-Builder’s other design professionals, if any, Contractors and Subcontractors for loss of use of the Owner’s property, including consequential losses due to fire or other hazards, however caused.

§ A.11.4.4 If the Design-Builder requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Design-Builder by appropriate Change Order.

§ A.11.4.5

5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section A.11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

§ A.11.4.6 Before an exposure to loss may occur, the Owner shall file with the Design-Builder a copy of each policy that includes insurance coverages required by this Section A.11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire and that its limits will not be reduced until at least 30 days’ prior written notice has been given to the Design-Builder.

Init. /	AIA Document A141 ™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		26
	User Notes:	(2021290830)

§ A.11.4.7 Waivers of Subrogation. The Owner and Design-Builder waive all rights against each other and any of their consultants, separate contractors described in Section A.6.1, if any, Contractors, Subcontractors, agents and employees, each of the other, and any of their contractors, subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Section A.11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Design-Builder, as appropriate, shall require of the separate contractors described in Section A.6.1, if any, and the Contractors, Subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, even though the person or entity did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

§ A.11.4.8 A loss insured under Owner’s property insurance shall be adjusted by the Owner as fiduciary and made jointly payable to the Owner and Design-Builder as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section A.11.4.10. The Design-Builder shall pay Contractors their just shares of insurance proceeds received by the Design-Builder, and, by appropriate agreements, written where legally required for validity, shall require Contractors to make payments to their Subcontractors in similar manner.

§ A.11.4.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner’s duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach. If after such loss no other special agreement is made and unless the Owner terminates the Design-Build Contract for convenience, replacement of damaged property shall be performed by the Design-Builder after notification of a Change in the Work in accordance with Article A.7.

§ A.11.4.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner’s exercise of this power.; The Owner as fiduciary shall, in the case of a decision or award, make settlement with insurers in accordance with directions of a decision or award. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

(Paragraphs deleted)
ARTICLE A.12 UNCOVERING AND CORRECTION OF WORK
§ A.12.1 UNCOVERING OF WORK

§ A.12.1.1 If a portion of the Work is covered contrary to requirements specifically expressed in the Design-Build Documents, it must be uncovered for the Owner’s examination and be replaced at the Design-Builder’s expense without change in the Contract Time.

§ A.12.1.2 If a portion of the Work has been covered which the Owner has not specifically requested to examine prior to its being covered, the Owner may request to see such Work and it shall be uncovered by the Design-Builder. If such Work is in accordance with the Design-Build Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Design-Build Documents, correction shall be at the Design-Builder’s expense unless the condition was caused by the Owner or a separate contractor, in which event the Owner shall be responsible for payment of such costs.

§ A.12.2 CORRECTION OF WORK
§ A.12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION.

§ A.12.2.1.1 The Design-Builder shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing, shall be at the Design-Builder’s expense. Design Builder has Sixty (60) Days written notice from Owner to correct work prior to Owner filing any claim.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		27
	User Notes:	(2021290830)

§ A.12.2.2 AFTER SUBSTANTIAL COMPLETION

§ A.12.2.2.1 In addition to the Design-Builder’s obligations under Section A.3.5, if, within one year after the date of Substantial Completion or after the date for commencement of warranties established under Section A.9.8.5 or by terms of an applicable special warranty required by the Design-Build Documents, any of the Work is found to be not in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Design-Builder and give the Design-Builder an opportunity to make the correction, the Owner waives the rights to require correction by the Design-Builder and to make a claim for breach of warranty. If the Design-Builder fails to correct non-conforming Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section A.2.5.

§ A.12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

§ A.12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section A.12.2.

§ A.12.2.3 The Design-Builder shall remove from the site portions of the Work which are not in accordance with the requirements of the Design-Build Documents and are neither corrected by the Design-Builder nor accepted by the Owner.

§ A.12.2.4 The Design-Builder shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Design-Builder’s correction or removal of Work which is not in accordance with the requirements of the Design-Build Documents.

§ A.12.2.5 Nothing contained in this Section A.12.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder might have under the Design-Build Documents. Establishment of the one-year period for correction of Work as described in Section A.12.2.2 relates only to the specific obligation of the Design-Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Design-Build Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work.

§ A.12.3 ACCEPTANCE OF NONCONFORMING WORK

§ A.12.3.1 If the Owner prefers to accept Work not in accordance with the requirements of the Design-Build Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be equitably adjusted by Change Order. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE A.13 MISCELLANEOUS PROVISIONS
§ A.13.1 GOVERNING LAW
§ A.13.1.1 The Design-Build Contract shall be governed by the law of the place where the Project is located.

§ A.13.2 SUCCESSORS AND ASSIGNS

§ A. 13.2.1 The Owner and Design-Builder respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Design-Build Documents. Except as provided in Section A.13.2.2, neither party to the Design-Build Contract shall assign the Design-Build Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Design-Build Contract.

§ A.13.2.2 The Owner may, without consent of the Design-Builder, assign the Design-Build Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner’s rights and obligations under the Design-Build Documents. The Design-Builder shall execute all consents reasonably required to facilitate such assignment.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		28
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§ A.13.3 WRITTEN NOTICE

§ A.13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if sent by registered or certified mail to the last business address known to the party giving notice. All notices to Owner shall be sent to Owner’s Designated Representative: Mr Andre Hilliou, 4670 S. Fort Apache Road, Suite #190, Las Vegas, Nevada 89147 with a courtesy copy to Ms. Elaine Guidroz, 777 Rising Star Drive, Rising Sun, Indiana 47040. All notices to Design-Build Contract to be sent to WHD Silver Slipper, LLC., 11250 N.E. Holman Street, Portland, Oregon 97220.

§ A.13.4 RIGHTS AND REMEDIES

§ A.13.4.1 Duties and obligations imposed by the Design-Build Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ A.13.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Design-Build Documents, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

§ A.13.5 TESTS AND INSPECTIONS

§ A.13.5.1 Tests, inspections and approvals of portions of the Work required by the Design-Build Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner (paid by Owner) or with the appropriate public authority, and Owner shall bear all related costs of tests, inspections and approvals. The Design-Builder shall give timely notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures.

§ A.13.5.2 If the Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section A.13.5.1, the Owner shall in writing instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner may be present for such procedures. Such costs, except as provided in Section A.13.5.3, shall be at the Owner’s expense.

§ A.13.5.3 If such procedures for testing, inspection or approval under Sections A.13.5.1 and A.13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Design-Build Documents, all costs made necessary by such failure, including those of repeated procedures, shall be at the Design-Builder’s expense.

§ A.13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Design-Build Documents, be secured by the Design-Builder and promptly delivered to the Owner.

§ A.13.5.5 If the Owner is to observe tests, inspections or approvals required by the Design-Build Documents, the Owner will do so promptly and, where practicable, at the normal place of testing.

§ A.13.5.6 Tests or inspections conducted pursuant to the Design-Build Documents shall be made promptly to avoid unreasonable delay in the Work.

§ A.13.6 COMMENCEMENT OF STATUTORY LIMITATION PERIOD
§ A.13.6.1 As between the Owner and Design-Builder:

.1
Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

.2
Between Substantial Completion and Final Application for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the finalApplication for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Application for Payment; and

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		29
	User Notes:	(2021290830)

.3
After Final Application for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Application for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Design-Builder pursuant to any Warranty provided under Section A.3.5, the date of any correction of the Work or failure to correct the Work by the Design-Builder under Section A.12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Design-Builder or Owner, whichever occurs last.

ARTICLE A.14 TERMINATION OR SUSPENSION OF THE DESIGN/BUILD CONTRACT
§ A.14.1 TERMINATION BY THE DESIGN-BUILDER

§ A.14.1.1 The Design-Builder may terminate the Design-Build Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Design-Builder or a Contractor, Subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons:

.1	issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;
.2	an act of government, such as a declaration of national emergency which requires all Work to be stopped;
.3	the Owner has failed to make payment to the Design-Builder in accordance with the Design-Build Documents; or
.4	the Owner has failed to furnish to the Design-Builder promptly, upon the Design-Builder’s request, reasonable evidence as required by Section A.2.2.8.

§ A.14.1.2 The Design-Builder may terminate the Design-Build Contract if, through no act or fault of the Design-Builder or a Contractor, Subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner, as described in Section A.14.3, constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

§ A.14.1.3 If one of the reasons described in Sections A.14.1.1 or A.14.1.2 exists, the Design-Builder may, upon seven days’ written notice to the Owner, terminate the Design-Build Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

§ A.14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder or a Contractor or their agents or employees or any other persons performing portions of the Work under a direct or indirect contract with the Design-Builder because the Owner has persistently failed to fulfill the Owner’s obligations under the Design-Build Documents with respect to matters important to the progress of the Work, the Design-Builder may, upon seven additional days’ written notice to the Owner, terminate the Design-Build Contract and recover from the Owner as provided in Section A.14.1.3.

§ A.14.2 TERMINATION BY THE OWNER FOR CAUSE
§ A.14.2.1 The Owner may terminate the Design-Build Contract if the Design-Builder:
.1	persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;
.2	fails to make payment to Contractors for services, materials or labor in accordance with the respective agreements between the Design-Builder and the Architect and Contractors;
.3	persistently disregards laws, ordinances or rules, regulations or orders of a public authority having jurisdiction; or
.4	otherwise is guilty of substantial breach of a provision of the Design-Build Documents.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		30
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§ A.14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, seven days’ written notice, terminate employment of the Design-Builder and may, subject to any prior rights of the surety:

.1	take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder;
.2	accept assignment of contracts pursuant to Section A.5.5.1; and
.3
finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ A.14.2.3 When the Owner terminates the Design-Build Contract for one of the reasons stated in Section A.14.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished.

§ A.14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Design-Builder. If such costs and damages exceed the unpaid balance, the Design-Builder shall pay the difference to the Owner.

§ A.14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE
§ A.14.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

§ A.14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section A.14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

.1	that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or
.2	that an equitable adjustment is made or denied under another provision of the Design-Build Contract.

§ A.14.4 TERMINATION BY THE OWNER FOR CONVENIENCE
§ A.14.4.1 The Owner may, at any time, terminate the Design-Build Contract for the Owner’s convenience and without Thirty (30) Days Written Notice To Design Build Contractor

§ A.14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Design-Builder shall:
.1	cease operations as directed by the Owner in the notice;
.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and
.3
except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing contracts and purchase orders and enter into no further contracts and purchase orders.

§ A.14.4.3 In the event of termination for the Owner’s convenience prior to commencement of construction, the Design-Builder shall be entitled to receive payment for design services performed, costs incurred by reason of such termination and reasonable overhead and profit on design services not completed. In case of termination for the Owner’s convenience after commencement of construction, the Design-Builder shall be entitled to receive payment for Work executed and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		31
	User Notes:	(2021290830)

Additions and Deletions Report for
AIA® Document A141™ – 2004 Exhibit A

This Additions and Deletions Report, as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text is indicated with a horizontal line through the original AIA text.

Note: This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 11:51:08 on 08/07/2013.

PAGE 1

Silver Slipper Hotel and Casino
5000 S. Beach Blvd.
Bay St. Louis, Mississippi 39520

…

Owner:
Silver Slipper Casino Venture, LLC.
5500 S. Beach Blvd.
Bay St. Louis, Mississippi 39520

With A Courtesy Copy To:
Full House Resorts, Inc.
4670 South Fort Apache Road, Suite #190
Las Vegas, Nevada 89147

(Name, legal status and address)

WHD Silver Slipper LLC.
11250 N E. Holman Street
Portland, Oregon 97220

PAGE 3

~~§ A.1.1.8 NEUTRAL~~
~~The Neutral is the individual appointed by the parties to decide Claims and disputes pursuant to Section A.4.2.1.~~

PAGE 4

§ A.1.6.4 If this Agreement is terminated for any reason other than the default of the Owner, each of the Design-Builder’s design professionals, including the Architect, shall be contractually required to convey to the Owner a non-exclusive license to use that design professional’s Instruments of Service (Drawings and, Specifications) for the completion, use and maintenance of the Project, conditioned upon the Owner’s written notice to that design professional of the Owner’s assumption of the Design-Builder’s contractual duties and obligations to that design professional and payment to that design professional of all amounts due to that design professional and its consultants. If the Owner does not assume the remaining duties and obligations of the Design-Builder to that design professional under this Agreement, then the Owner shall indemnify and hold harmless that design professional from all claims and any expense, including legal fees, which that design professional shall thereafter incur by reason of the Owner’s use of such Instruments of Service. The Design-Builder shall incorporate the requirements of this Section A.1.6.4 in all agreements with its design professionals.

Additions and Deletions Report for AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		1
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§ A.2.2.5 The ~~Owner shall cooperate with the Design-Builder in securing~~ Design-Build Contractor shall secure building and other permits, licenses and ~~inspections.~~ inspections on behalf of the Owner. The Owner shall ~~not~~ be required to pay the fees for such permits, licenses and inspections unless ~~the cost of such fees is excluded from the responsibility of the Design Builder under the Design-Build Documents.~~such licenses, permits, and inspections are contemplated in the Design-Build Documents. The Design-Build Contractor shall be responsible for ensuring Owner has obtained any required permits, approvals, assessments, certificates or charges which are necessary for the use and occupancy of the project.

§ A.2.2.11 The Owner shall promptly obtain easements, zoning variances, and legal authorizations regarding site utilization where essential to the execution of the Owner’s program. The Design-Build Contractor shall verify and confirm with Owner that all easements, zoning variances, and other legal authorizations regarding site utilization have been obtained prior to commencement of the project.

…

§ A.2.3.3 The Design-Builder shall submit to the Owner for the Owner’s approval, pursuant to Section A.2.3.1, any proposed change or deviation to previously approved documents or submittals. The Owner shall review each proposed change or deviation to previously approved documents or submittals which the Design-Builder submits to the Owner for the Owner’s approval with reasonable promptness in accordance with Section A.2.3.1 and shall make one of the determinations described in Section A.2.3.2. The Owner’s Designated Representative is Mr. Andre Hilliou, 4670 S. Fort Apache Road, Suite #190, Las Vegas, Nevada 89147.

PAGE 7

§ A.2.3.10 The Owner shall be provided with One (1) complete set of Design-Build Documents and One (1) Set of. “As Built” Design-Build Documents, free of additional charge or cost, which shall be the sole property of the Owner, provided however that Owner shall have no right to use the Design-Build Documents for any other Project without specific consent of the Architect.

…

§ A.2.5.1 If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Design-Builder a second written notice to correct such deficiencies within a three-day period. If the Design-Builder within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner. In addition to any other right or remedy stated herein, Owner may declare the Design-Build Contractor to be in default and exercise or take any right or remedy for a default under this Agreement.

PAGE 8

§ A.3.2.7 The Design-Builder shall meet with the Owner ~~periodically~~ monthly to review progress of the design and construction documents.

Additions and Deletions Report for AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		2
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§ A.3.2.8 Upon the Owner’s written approval of construction documents, the Design-Builder, ~~with the assistance~~ on behalf of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project. Owner shall cooperate as necessary in order for Design-Build Contractor to obtain any and all required permits, approvals, assessments, certificates or charges which are necessary for the use and occupancy of the project.

§ A.3.3.6 The Design-Builder ~~shall~~ shall, routinely, but not less than monthly, keep the Owner informed of the progress and quality of the Work.

PAGE 10

§ A.3.6.1 The Design-Builder shall pay all sales, consumer, use and similar taxes for the Work provided by the Design-Builder which had been legally enacted on the date of the Agreement, whether or not yet effective or merely scheduled to go into effect. NOTE: Any change in the tax rate by the State, County, Local Governmental Agency, or any other Governmental Agency having jurisdiction in any way connected with this project, shall result in a change in the Construction Project Budget submitted to Owner Dated April 25, 2013, and shall result in a change in the Contract Construction Project Budget to reflect such changes in the tax rate increases.

…

§ A.3.7.1 The ~~Design-Builder~~ Design-Build Contractor shall secure and pay for building and other permits and governmental fees, licenses and inspections on behalf of Owner and at Owner’s expense necessary for the proper execution and completion of the Work which are customarily secured after execution of the Design-Build Contract and which were legally required on the date the Owner accepted the Design-Builder’s proposal. The Design-Build Contractor shall be responsible for ensuring Owner has any permits, approvals, assessments, certificates or charges, known to Design-Build Contractor which Owner has not already obtained and which are necessary for the use and occupancy of the project.

PAGE 12

§ A.3.12.1 The Design-Builder shall confine operations at the site to areas permitted by law, ordinances, permits and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment. Design-Build Contractor understands and agrees that the Project is at the same location site as Owner’s Casino and the Casino is open to the public and in use. Therefore, Design-Build Contractor shall use commercially reasonable efforts to not interfere with the normal access to, and the operations of, the casino which are not specifically under construction at the time and shall use reasonable commercial efforts to keep the remaining areas free of obstruction and debris during the Project. Design-Build Contractor shall be responsible for maintaining all access roads to and staging areas of the Project during the contract time, and such access roads and staging areas shall be in substantially the same condition upon completion of the Project. The parties agree to video-tape the access roads and staging areas to document the condition of such areas prior to the commencement of construction.

PAGE 13

§ A.3.17.1 To the fullest extent permitted by law, the Design-Builder shall indemnify and hold harmless the Owner, Owner’s consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property other than the Work itself, but only to the extent caused by the intentional misconduct, negligent acts or omissions of the Design-Builder, Architect, a Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section A.3.17.

Additions and Deletions Report for AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:51:08 on 08/07/2013 under Order No.0216057983_1 which expires on 05/13/2014, and is not for resale.		3
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§ A.4.3.1 Any Claim arising out of or related to the Design-Build Contract, except those waived as provided for in Sections ~~A.4.1.10, A.9.10.4 and A.9.10.5,~~ A4.1.10, A9.10.4, and A9.10.5 shall, after initial decision of the Claim or 30 days after submission of the Claim for initial decision, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable or other binding dispute resolution proceedings by either party.

§ A.4.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect at the time of the mediation. Request for mediation shall be filed in writing with the other party to the Design-Build Contract and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration or other binding dispute resolution proceedings but, in such event, mediation shall proceed in advance thereof or of legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a ~~longer~~ loner period by agreement of the parties or court order.

…

~~§ A.4.4 ARBITRATION~~

~~§ A.4.4.1 Claims, except those waived as provided for in Sections A.4.1.10, A.9.10.4 and A.9.10.5, for which initial decisions have not become final and binding, and which have not been resolved by mediation but which are subject to arbitration pursuant to Sections 6.2 and 6.3 of the Agreement or elsewhere in the Design-Build Documents, shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect at the time of the arbitration. The demand for arbitration shall be filed in writing with the other party to the Design Build Contract and with the American Arbitration Association.~~

~~§ A.4.4.2 A demand for arbitration may be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Section A.13.6.~~

~~§ A.4.4.3 An arbitration pursuant to this Section A.4.4 may be joined with an arbitration involving common issues of law or fact between the Owner or Design Builder and any person or entity with whom the Owner or Design Builder has a contractual obligation to arbitrate disputes which does not prohibit consolidation or joinder. No other arbitration arising out of or relating to the Design-Build Contract shall include, by consolidation, joinder or in any other manner, an additional person or entity not a party to the Design Build Contract or not a party to an agreement with the Owner or Design Builder, except by written consent containing a specific reference to the Design Build Contract signed by the Owner and Design Builder and any other person or entities sought to be joined. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by the parties to the Agreement shall be specifically enforceable in accordance with applicable law in any court having jurisdiction thereof.~~

~~§ A.4.4.4 Claims and Timely Assertion of Claims. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.~~

~~§ A.4.4.5 Judgment on Final Award. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.~~

PAGE 16

.3 Such assignments shall include but are not limited to subcontract agreements, material purchase agreements, and subcontractor surety bonds.

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§ A.7.3.7 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for General Conditions, overhead and profit of Ten Percent (10%) shall be figured on the basis of net ~~increase,~~ increase or decrease, if any, with respect to that change.

§ A.8.3.1 If the Design-Builder is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Design-Builder’s control, or by delay authorized by the Owner pending resolution of disputes pursuant to the Design-Build Documents, or by other causes which the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner ~~may d~~e~~t~~e~~rmine.~~ and Design-Builder may mutually -determine.

…

§ A.9.2.1 Before the first Application for Payment, where the Contract Sum is based upon a Stipulated Sum ~~or th~~e ~~Cost of the Work plus Contractor’s Fee with a Guarant~~e~~ed Maximum Price,~~ the Design-Builder shall submit to the Owner an initial schedule of values allocated to various portions of the Work prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. The schedule of values may be updated periodically to reflect changes in the allocation of the Contract Sum.

…

§ A.9.3.1 ~~At least ten days before the date established for each progress payment.~~ Not later than the 25th day of the month for each progress payment and consistent with Section 5.1.3 of the AIA Document A141-2004, the Design-Builder shall submit to the Owner an itemized Application for Payment for operations completed in accordance with the current schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Design-Builder’s right to payment as the Owner may require, such as copies of requisitions from Contractors and material suppliers, and reflecting retainage if provided for in the Design-Build Documents:

PAGE 20

§ A.9.3.3 The Design-Builder warrants that title to all Work other than Instruments of Service covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, Claims, security interests or encumbrances in favor of the Design-Builder, Contractors, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work. Notwithstanding any other provision of this Agreement Design-Build Contractor shall use commercially reasonable efforts to prevent any liens of subcontractors, vendors or suppliers, whether in the nature of mechanics liens or material liens or otherwise, to be placed upon or imposed on the property of the Owner. Within Ten (10) Days of Owner written notice to Design-Build Contractor of the existence of such lien. Design-Build Contractor shall cause the lien to be removed, discharged, insured over or bonded over or otherwise vacated. In the event Design-Build Contractor fails to so act within the allowed time. Owner may take any action necessary to remove, discharge, or vacate the lien, the lien, including payment of the full amount claimed to be owed, and charge such amount and any related costs to the Design-Build Contractor as a deduction from the Contract Sum.

PAGE 24

§ A.10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design-Builder, Contractors, Subcontractors, Architect, Architect’s consultants and the agents and employees of any of them from and against Claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance exists on site as of the date of the Agreement, was known to Owner and is not disclosed in the Design-Build Documents and presents the risk of bodily injury or death as described in Section A.10.3.1 and has not been rendered harmless, provided that such Claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property (other than the Work itself) to the extent that such damage, loss or expense is not due to the negligence of the Design-Builder, Contractors, Subcontractors, Architect, Architect’s consultants and the agents and employees of any of them.

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.9 Owner and Design-Builder agree to have the Design-Builder carry the following coverage’s
General liability:
Aggregate 4,000,000
Per Occurrence: 2,000,000
Excess Umbrella: 10,000,000
Auto: 1,000,000
Worker’s Compensation: 1,000,000

§ A.11.2.2 The insurance required by Section A.l1.2.1 shall be written for not less than limits of liability specified in the Design-Build Documents or required by law, whichever coverage is greater. Coverages, ~~wh~~e~~ther~~ written on an occurrence ~~or claims mad~~e basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

§ A.11.2.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These certificates and the insurance policies required by this Section A.11.2 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner. Owner shall be named as an Additional Insured on all applicable policies. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Section A.9.10.2. Information concerning reduction of coverage on account of revised limits or ~~claims paid~~ claimspaid under the General Aggregate, or both, shall be furnished by the Design-Builder with reasonable promptness in accordance with the Design-Builder’s information and ~~belief.~~ belief

…

§ A.11.4.1 ~~Unless otherwise provided, the~~ Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder’s risk, “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus the value of subsequent Design-Build Contract modifications and cost of materials supplied or installed by others, comprising to the total value as set forth for in the entire Project Contract at the site on a replacement cost ~~basis without optional deductibles.~~ basis. Such property insurance shall be maintained, unless otherwise provided in the Design-Build Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Section A.9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Section A.11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, Design-Builder, Contractors and Subcontractors in the Project. The Design-Builder shall be named as an additional named insured under the Owner’s Policies.

PAGE 26

§ A.11.4.1.2 ~~If the Owner does not intend to purchase such property insurance required by the Design Build Contract and with all of the coverages in the amount described above, the Owner shall so inform the Design-Builder in writing prior to commencement of the Work. The Design Builder may then effect insurance that will protect the interests of the Design-Builder, Contractors and Subcontractors in the Work, and, by appropriate Change Order, the cost thereof shall be charged to the Owner. If the Design Builder is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above without so notifying the Design Builder in writing, then the Owner shall boar all reasonable costs properly attributable thereto.~~

§ A.11.4.1.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles. Owner shall be responsible for any uninsured or underinsured losses to the Work.

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§ A.11.4.1.4 This property insurance shall cover portions of the Work stored off the site and also portions of the Work in ~~transit.~~transit up to the limits of $500.000. Owner shall assume the risk of any loss to such off site or Work in transit in excess of the insurance limits.

…

§ A.11.4.5

5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section A.11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

PAGE 27

§ A.11.4.8 A loss insured under Owner’s property insurance shall be adjusted by the Owner as fiduciary and made jointly payable to the Owner ~~as fiduciary for the insureds, as~~ and Design-Builder as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section A.11.4.10. The Design-Builder shall pay Contractors their just shares of insurance proceeds received by the Design-Builder, and, by appropriate agreements, written where legally required for validity, shall require Contractors to make payments to their Subcontractors in similar manner.

…

~~§ A.11.5 PERFORMANCE BOND AND PAYMENT BOND~~

~~§ A.11.5.1 The Owner shall have the right to require the Design Builder to furnish bonds covering faithful performance of the Design- Build Contract and payment of obligations arising thereunder, including payment to design professionals engaged by or on behalf of the Design Builder, as stipulated in bidding requirements or specifically required in the Agreement or elsewhere in the Design Build Documents on the date of execution of the Design Build Contract.~~

…

§ A.12.2.1.1 The Design-Builder shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing, shall be at the Design-Builder’s expense. Design Builder has Sixty (60) Days written notice from Owner to correct work prior to Owner filing any claim.

PAGE 29

§ A.13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if sent by registered or certified mail to the last business address known to the party giving notice. All notices to Owner shall be sent to Owner’s Designated Representative: Mr Andre Hilliou, 4670 S. Fort Apache Road, Suite #190, Las Vegas, Nevada 89147 with a courtesy copy to Ms. Elaine Guidroz, 777 Rising Star Drive, Rising Sun, Indiana 47040. All notices to Design-Build Contract to be sent to WHD Silver Slipper, LLC., 11250 N.E. Holman Street, Portland, Oregon 97220.

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User Notes:	(2021290830)

…

§ A.13.5.1 Tests, inspections and approvals of portions of the Work required by the Design-Build Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner (paid by Owner) or with the appropriate public authority, and Owner shall bear all related costs of tests, inspections and approvals. The Design-Builder shall give timely notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures.

§ A.14.4.1 The Owner may, at any time, terminate the Design-Build Contract for the Owner’s convenience and without ~~eause.~~ Thirty (30) Days Written Notice To Design Build Contractor

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User Notes:	(2021290830)

EXHIBIT “B”
SILVER SLIPPER HOTEL PROJECT COST
WHD Silver Slipper LLC GUARANTEED PRICE

	ITEM	TOTAL
	Construction Division:
1000	General Conditions	$668,500
1100	Insurance	$133,500
1200	Bonding Fees	$105,855
2000	Site Work	$240,250
3000	Concrete	$2,097,504
4000	Masonry	$75,000
5000	Metals	$1,405,585
6000	Woods & Plastics	$425,000
7000	Thermal & Moisture Protection	$1,221,955
8000	Doors & Windows	$595,400
9000	Finishes	$1,718,443
10000	Specialties	$11,889
11000	Equipment	$0
12000	Furnishings	$0
13000	Special Construction	$0
14000	Conveying Systems	$267,000
15000	Mechanical	$1,927,941
15100	Diesel Fire Pump	$125,000
16000	Electrical	$1,150,000
	Overhead & Profit	$707,184
	Sub -Total Construction Division (WD)	$12,876,006	Guaranteed
	Sales Tax on Above (3.5%)	$450,660
	Design: Architecture, Civil, MEP, Structural and Contract Administration	$644,000

	Total WHD Turnkey Construction	$13,970,667

8/9/2013

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

DRAWINGS AND SPECIFICATIONS PREPARED BY:

Architecture:	Civil Engineering:	Structural Engineering:
JCJ Architecture	Compton Engineering, Inc.	Desimone Consulting Engineers
38 Prospect Street	3036 Longfellow Drive	800 Brickwell Ave, 6th Floor
Hartford, CT 06103	Bay St. Louis, MS 39520	Miami, FL 33131

MEP Engineers:	Interior Design:
EXP US Services Inc.	CVC Hospitality, Inc
2601 Westhall Lane	4455 Dardanelle Dr Suite D
Maitland, FL 32751	Orlando, FL 32808

ENTITLED:	Silver Slipper Hotel 5000 South Beach Blvd. Bay St Louis, MS 39520 Design Development

DRAWINGS:

Drawing #	Issue Date	Drawing Name
G-001	4/10/2013	DRAWING INDEX
G-002	4/10/2013	CODE SUMMARY SHEET
G-003	4/10/2013	CODE PLANS
C-100	5/23/2013	EXISTING SITE PLAN
C-200	5/23/2013	DEMOLITION PLAN
C-300	5/23/2013	PROPOSED SITE PLAN
C-400	5/23/2013	SITE DETAILS
C-401	5/23/2013	UTILITY DETAILS
C-402	5/23/2013	EROSION CONTROL DETAILS
S001	4/10/2013	GENERAL NOTES, SYMBOLS AND ABBREVIATIONS
S002	4/10/2013	INDEX OF DRAWINGS
S101	4/10/2013	FOUNDATION / LOWER LEVEL PARKING PLAN
S110	4/10/2013	TYPICAL FOUNDATION SECTIONS AND DETAILS
S301	4/10/2013	LEVEL 1 FLOOR PLAN
S302	4/10/2013	LEVEL 2 FLOOR PLAN
S303	4/10/2013	LEVEL 3 FLOOR PLAN
S304	4/10/2013	LEVEL 4, 5, AND 6 FLOOR PLAN
S307	4/10/2013	ROOF LEVEL PLAN

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

S308	4/10/2013	UPPER ROOF LEVEL PLAN
S401	4/10/2013	TYPICAL CONCRETE DETAILS
S402	4/10/2013	TYPICAL CONCRETE DETAILS
Drawing #	Issue Date	Drawing Name
S403	4/10/2013	TYPICAL CONCRETE DETAILS
S404	4/10/2013	TYPICAL POST-TENSIONING CONCRETE DETAILS
S405	4/10/2013	TYPICAL POST-TENSIONING CONCRETE DETAILS
S406	4/10/2013	TYPICAL POST-TENSIONING CONCRETE DETAILS
S501	4/10/2013	TYPICAL STEEL DETAILS
S502	4/10/2013	TYPICAL STEEL DETAILS
S503	4/10/2013	TYPICAL STEEL DETAILS
S510	4/10/2013	BRACE FRAME ELEVATIONS AND DETAILS
A-001	4/10/2013	ARCHITECTURAL NOTES AND SYMBOLS
A-002	4/10/2013	ACCESSORY MOUNTING LOCATIONS
A-003	4/10/2013	PARTITION TYPES
A-100	4/10/2013	LOWER LEVEL PARKING PLAN
A-110	4/10/2013	FLOOR PLAN - LEVEL 1
A-120	4/10/2013	FLOOR PLAN - LEVEL 2
A-130	4/10/2013	FLOOR PLAN - TYP. LEVEL 3, 4 & 5
A-140	4/10/2013	FLOOR PLAN - LEVEL 6
A-150	4/10/2013	ROOF PLAN
AC-100	4/10/2013	REFLECTED CEILING PLAN - LOWER LEVEL PARKING
AC-110	4/10/2013	REFLECTED CEILING PLAN - LEVEL 1
AC-120	4/10/2013	REFLECTED CEILING PLAN - LEVEL 2
AC-130	4/10/2013	REFLECTED CEILING PLAN - TYP. LEVEL 3, 4 & 5
AC-140	4/10/2013	REFLECTED CEILING PLAN - LEVEL 6
A-201	4/10/2013	EXTERIOR ELEVATION - WEST
A-202	4/10/2013	EXTERIOR ELEVATION - SOUTH
A-203	4/10/2013	EXTERIOR ELEVATION - EAST
A-204	4/10/2013	EXTERIOR ELEVATION - NORTH
A-310	4/10/2013	BUILDING SECTIONS
A-311	4/10/2013	BUILDING SECTIONS
A-312	4/10/2013	BUILDING SECTIONS
A-313	4/10/2013	BUILDING SECTIONS
A-320	4/10/2013	WALL SECTIONS
A-321	4/10/2013	WALL SECTIONS
A-322	4/10/2013	WALL SECTIONS
A-410	4/10/2013	TYP. SUITE PLANS, RCP’S & INTERIOR ELEVATIONS

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

A-411	4/10/2013	TYP. SUITE PLANS, RCP’S & INTERIOR ELEVATIONS
A-412	4/10/2013	TYP. SUITE PLANS, RCP’S & INTERIOR ELEVATIONS
A-413	4/10/2013	TYP. TOILET PLANS, RCP’S & INTERIOR ELEVATIONS
A-420	4/10/2013	STAIR #1 PLANS AND SECTIONS
A-421	4/10/2013	STAIR #2 PLANS AND SECTIONS
A-422	4/10/2013	ELEVATOR PLANS AND SECTIONS
Drawing #	Issue Date	Drawing Name
A-423	4/10/2013	STAIR DETAILS
A-424	4/10/2013	ELEVATOR DETAILS
M-001	4/10/2013	MECHANICAL LEGEND
M-100	4/10/2013	LOWER LEVEL PARKING PLAN - MECHANICAL
M-110	4/10/2013	FLOOR PLAN - LEVEL 1 - MECHANICAL
M-120	4/10/2013	FLOOR PLAN - LEVEL 2 - MECHANICAL
M-130	4/10/2013	FLOOR PLAN - TYP. LEVEL 3,4 & 5 - MECHANICAL
M-140	4/10/2013	FLOOR PLAN - LEVEL 6 - MECHANICAL
M-150	4/10/2013	ROOF PLAN - MECHANICAL
M-410	4/10/2013	MECHANICAL TYPICAL ROOM PLANS
M-420	4/10/2013	MECHANICAL TYPICAL ROOM PLANS
M-500	4/10/2013	MECHANICAL DETAILS
M-501	4/10/2013	MECHANICAL DETAILS
M-502	4/10/2013	MECHANICAL DETAILS
M-600	4/10/2013	MECHANICAL DUCT RISER DIAGRAMS
M-800	4/10/2013	MECHANICAL SCHEDULES
M-802	4/10/2013	MECHANICAL SCHEDULES
P-001	4/10/2013	PLUMBING LEGEND
P-010	4/10/2013	PLUMBING UNDERSLAB
P-100	4/10/2013	LOWER LEVEL PARKING PLAN - PLUMBING
P-110	4/10/2013	FLOOR PLAN - LEVEL 1 - PLUMBING SANITARY
P-111	4/10/2013	FLOOR PLAN - LEVEL 1 - PLUMBING DOMESTIC WATER
P-120	4/10/2013	FLOOR PLAN - LEVEL 2 - PLUMBING SANITARY
P-121	4/10/2013	FLOOR PLAN - LEVEL 2 - PLUMBING DOMESTIC WATER
P-130	4/10/2013	FLOOR PLAN - TYP. LEVEL 3,4 & 5 - PLUMBING SANITARY
P-131	4/10/2013	FLOOR PLAN - TYP. LEVEL 3,4 & 5 - PLUMBING DOMESTIC WATER
P-140	4/10/2013	FLOOR PLAN - LEVEL 6 - PLUMBING SANITARY
P-141	4/10/2013	FLOOR PLAN - LEVEL 6 - PLUMBING DOMESTIC WATER
P-150	4/10/2013	ROOF PLAN - PLUMBING
P-500	4/10/2013	PLUMBING DETAILS
P-501	4/10/2013	PLUMBING DETAILS

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

P-502	4/10/2013	PLUMBING DETAILS
P-503	4/10/2013	PLUMBING DETAILS
P-600	4/10/2013	PLUMBING RISER DIAGRAMS
P-601	4/10/2013	PLUMBING RISER DIAGRAMS
P-602	4/10/2013	PLUMBING RISER DIAGRAMS
P-800	4/10/2013	PLUMBING SCHEDULES
E-001	4/10/2013	ELECTRICAL LEGEND
E-002	4/10/2013	ELECTRICAL LEGEND
E-100	4/10/2013	LOWER LEVEL PARKING PLAN - ELECTRICAL
Drawing #	Issue Date	Drawing Name
EP-110	4/10/2013	FLOOR PLAN - LEVEL 1 - ELECTRICAL POWER
EP-120	4/10/2013	FLOOR PLAN - LEVEL 2 - ELECTRICAL POWER
EP-130	4/10/2013	FLOOR PLAN - TYP. LEVEL 3,4 & 5 - ELECTRICAL POWER
EP-140	4/10/2013	FLOOR PLAN - LEVEL 6 - ELECTRICAL POWER
EL-110	4/10/2013	FLOOR PLAN - LEVEL 1 - ELECTRICAL LIGHTING
EL-120	4/10/2013	FLOOR PLAN - LEVEL 2 - ELECTRICAL LIGHTING
EL-130	4/10/2013	FLOOR PLAN - TYP. LEVEL 3,4 & 5 - ELECTRICAL LIGHTING
EL-140	4/10/2013	FLOOR PLAN - LEVEL 6 - ELECTRICAL LIGHTING
E-150	4/10/2013	ROOF PLAN - ELECTRICAL
E-300	4/10/2013	EXTERIOR ELEVATION - NORTH - ELECTRICAL
E-301	4/10/2013	EXTERIOR ELEVATION - EAST - ELECTRICAL
E-410	4/10/2013	ELECTRICAL TYPICAL ROOM PLANS
E-500	4/10/2013	ELECTRICAL DETAILS
E-501	4/10/2013	ELECTRICAL DETAILS
E-502	4/10/2013	ELECTRICAL DETAILS
E-600	4/10/2013	ELECTRICAL ONE LINE DIAGRAMS
E-700	4/10/2013	ELECTRICAL SCHEDULES
E-701	4/10/2013	ELECTRICAL SCHEDULES
E-800	4/10/2013	ELECTRICAL PANEL SCHEDULES
E-801	4/10/2013	ELECTRICAL PANEL SCHEDULES
E-802	4/10/2013	ELECTRICAL PANEL SCHEDULES
ID-3.01	4/10/2013	KING UNIT - FURNITURE LAYOUT
ID-3.02	4/10/2013	KING ADA UNIT - FURNITURE LAYOUT
ID-3.03	4/10/2013	QUEEN UNIT - FURNITURE LAYOUT
ID-3.04	4/10/2013	QUEEN ADA UNIT - FURNITURE LAYOUT
ID-3.05	4/10/2013	JUNIOR SUITE - FURNITURE LAYOUT
ID-3.06	4/10/2013	JUNIOR SUITE ADA - FURNITURE LAYOUT
ID-3.07	4/10/2013	DELUXE SUITE - FURNITURE LAYOUT

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

ID-3.08	4/10/2013	KING UNIT W-CONNECTING DOOR - FURNITURE LAYOUT
ID-3.09	4/10/2013	QUEEN UNIT W-CONNECTING DOOR - FURNITURE LAYOUT
ID-4.01	4/10/2013	LOBBY FURNITURE LAYOUT
ID-4.02	4/10/2013	MGRS OFFICE - BOH - ELEVATOR LOBBY
ID-4.03	4/10/2013	1ST - 6TH FLOOR CORRIDOR
ID-6.01	4/10/2013	KING UNIT - FLOORING LAYOUT
ID-6.02	4/10/2013	KING ADA UNIT - FLOORING LAYOUT
ID-6.03	4/10/2013	QUEEN UNIT - FLOORING LAYOUT
ID-6.04	4/10/2013	QUEEN ADA UNIT - FLOORING LAYOUT
ID-6.05	4/10/2013	JUNIOR SUITE - FLOORING LAYOUT
ID-6.06	4/10/2013	JUNIOR SUITE ADA - FLOORING LAYOUT
ID-6.07	4/10/2013	DELUXE SUITE - FLOORING LAYOUT
Drawing #	Issue Date	Drawing Name
ID-6.08	4/10/2013	KING UNIT W-CONNECTING DOOR - FLOORING LAYOUT
ID-6.09	4/10/2013	QUEEN UNIT W-CONNECTING DOOR - FLOORING LAYOUT
ID-7.01	4/10/2013	LOBBY FLOORING LAYOUT
ID-7.02	4/10/2013	MGRS OFFICE - BOH - ELEVATOR LOBBY
ID-7.03	4/10/2013	1ST FLOOR CORRIDOR
ID-7.04	4/10/2013	2ND-6TH FLOOR CORRIDOR
ID-9.01	4/10/2013	KING UNIT - WALL APPLICATIONS
ID-9.02	4/10/2013	KING ADA UNIT - WALL APPLICATIONS
ID-9.03	4/10/2013	QUEEN UNIT - WALL APPLICATIONS
ID-9.04	4/10/2013	QUEEN ADA UNIT - WALL APPLICATIONS
ID-9.05	4/10/2013	JUNIOR SUITE - WALL APPLICATIONS
ID-9.06	4/10/2013	JUNIOR SUITE ADA - WALL APPLICATIONS
ID-9.07	4/10/2013	DELUXE SUITE - WALL APPLICATIONS
ID-9.08	4/10/2013	KING UNIT W-CONNECTING DOOR - WALL APPLICATIONS
ID-9.09	4/10/2013	QUEEN UNIT W-CONNECTING DOOR - WALL APPLICATIONS
ID-10.01	4/10/2013	LOBBY FLOORING LAYOUT
ID-10.02	4/10/2013	MGRS OFFICE - BOH - ELEVATOR LOBBY
ID-10.03	4/10/2013	1ST FLOOR CORRIDOR
ID-10.04	4/10/2013	2ND-6TH FLOOR CORRIDOR
ID-12.01	4/10/2013	KING UNIT - RCP
ID-12.02	4/10/2013	KING ADA UNIT - RCP
ID-12.03	4/10/2013	QUEEN UNIT - RCP
ID-12.04	4/10/2013	QUEEN ADA UNIT - RCP
ID-12.05	4/10/2013	JUNIOR SUITE - RCP
ID-12.06	4/10/2013	JUNIOR SUITE ADA - RCP

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

ID-12.07	4/10/2013	DELUXE SUITE - RCP
ID-12.08	4/10/2013	KING UNIT W-CONNECTING DOOR - RCP
ID-12.09	4/10/2013	QUEEN UNIT W-CONNECTING DOOR - RCP
ID-12.10	4/10/2013	LOBBY - RCP
ID-12.11	4/10/2013	MGRS OFFICE - BOH - ELEVATOR LOBBY - RCP
ID-12.12	4/10/2013	1ST FLOOR CORRIDOR - RCP
ID-12.13	4/10/2013	2ND-6TH FLOOR CORRIDOR - RCP
ID-13.01	4/10/2013	KING UNIT - ELEVATIONS
ID-13.02	4/10/2013	KING ADA UNIT - ELEVATIONS
ID-13.03	4/10/2013	QUEEN UNIT - ELEVATIONS
ID-13.04	4/10/2013	QUEEN ADA UNIT - ELEVATIONS
ID-13.05	4/10/2013	TYPICAL KING AND QUEEN BATHROOMS - ELEVATIONS
ID-13.06	4/10/2013	TYPICAL KIGN AND QUEEN ADA BATHROOMS - ELEVATIONS
ID-13.07	4/10/2013	JUNIOR SUITE - ELEVATIONS
ID-13.08	4/10/2013	JUNIOR SUITE - ELEVATIONS
Drawing #	Issue Date	Drawing Name
ID-13.09	4/10/2013	DELUXE SUITE - ELEVATIONS
ID-13.10	4/10/2013	DELUXE SUITE - ELEVATIONS
ID-13.11	4/10/2013	JUNIOR SUITE ADA BATHROOM - ELEVATIONS
ID-13.12	4/10/2013	TYPICAL SUITE BATHROOM - ELEVATIONS
ID-13.13	4/10/2013	KING UNIT W-CONNECTING DOOR - ELEVATIONS
ID-13.14	4/10/2013	QUEEN UNIT W-CONNECTING DOOR - ELEVATIONS
ID-13.15	4/10/2013	SOUTH AND NORTH LOBBY WALL - ELEVATIONS
ID-13.16	4/10/2013	LOBBY - REGISTRATION - HALLWAY ARTWORK - ELEVATIONS
ID-13.17	4/10/2013	BOH - ELEVATIONS
ID-13.18	4/10/2013	ELEVATOR LOBBY - ELEVATIONS
ID-13.19	4/10/2013	1ST-6TH FLOOR CORRIDOR - WEST WALL - ELEVATIONS
ID-13.20	4/10/2013	1ST-6TH FLOOR CORRIDOR - EAST WALL - ELEVATIONS
ID-14.01	4/10/2013	WET BAR SECTION CUT AND DETAIL
ID-14.02	4/10/2013	REGISTRATION SECTION CUT AND DETAIL
ID-14.03	4/10/2013	BOH - WORK AREA SECTION CUT AND DETAIL

SPECIFICATIONS:

DIVISION 1 - GENERAL REQUIREMENTS

Section	012000	Project Meetings
	012100	Allowances
	012200	Unit Prices

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

	012300	Alternates
	012600	Contract Modification Procedures
	012900	Applications for Payment
	013100	Project Management and Coordination
Sample “Request For Information” Form
	013200	Construction Progress Documentation
	013300	Submittal Procedures
Sample “Transmittal/Submittal Coversheet”
	014000	Quality Control
	014200	Reference Standards
	015000	Temporary Facilities
	016000	Material and Equipment
	016200	Installation Standards
	016310	Product Substitutions
Sample “Request For Substitution During Bidding/Negotiation Phase” Form”
Sample “Request For Substitution after Bidding/Negotiation Phase” Form”
	017300	Execution
	017329	Cutting and Patching
	017700	Closeout Procedures
	017823	Operation and Maintenance Data
	017839	Project Record Documents
	017900	Demonstration and Training

DIVISION 2 - SITEWORK

Section	024199	Selective Demolition

DIVISION 3 - CONCRETE

Section	030130	Maintenance of Cast-ln-Place Concrete
	035413	Gypsum Cement Underlayment

DIVISION 4 - MASONRY		(Not Used)

DIVISION 5 - METALS

Section	050030	Galvanizing and Metal Coatings
	055000	Metal Fabrications
	055213	Pipe and Tube Railings

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

	057500	Decorative Formed Metal

DIVISION 6 - WOOD AND PLASTICS

Section	061053	Miscellaneous Rough Carpentry
	061600	Sheathing
	062023	Interior Finish Carpentry

DIVISION 7 - THERMAL AND MOISTURE PROTECTION

Section	071326	Self-Adhering Sheet Waterproofing
	071416	Cold Fluid-Applied Waterproofing
	071819	Cementitious Pedestrian Traffic Coatings
	072100	Thermal Insulation
	072413	Polymer Based Exterior Insulation and Finish Systems (EIFS)
	072415	Direct-Applied Exterior Finish System
	072713	Air and Vapor Barriers
	073113	Asphalt Shingles
	075419	Polyvinyl-Chloride (PVC) Roofing
	076200	Sheet Metal Flashing and Trim
	077100	Roof Specialties
	078413	Penetration Firestop Systems
	078446	Fire-Resistive Joint Systems
	079200	Joint Sealants

DIVISION 8 - DOORS AND WINDOWS

Section	081113	Hollow Metal Doors and Frames
	081419	Molded Composite Wood Doors
	083113	Access Doors and Frames
	083323	Overhead Coiling Doors
	083484	Elevator Smoke Containment System
	085313	Vinyl Windows and Doors
	088000	Glazing
	088113	Decorative Glass Glazing
	089000	Louvers and Vents

DIVISION 9 - FINISHES

Section	090000	Room Finish Schedule
	092116	Gypsum Board Shaft-Wall
Assemblies
	092216	Non-Structural Metal Framing

EXHIBIT “C”
CONTRACT DOCUMENTS
(DRAWINGS AND SPECIFICATIONS LIST)

SILVER SLIPPER HOTEL
BAY ST LOUIS, MISSISSIPPI

	092900	Gypsum Board
	095113	Acoustical Panel Ceilings
	096723	Resinous Flooring
	099123	Interior Painting
	099600	High-Performance Coatings

DIVISION 10 - SPECIALITIES

Section	104413	Fire Extinguisher Cabinets
	104416	Fire Extinguishers

DIVISIONS 11-13 (Not Used)

DIVISION 14 - CONVEYING EQUIPMENT

Section	142100	Electric Traction Elevators

DIVISIONS 15 - 20 (Not Used)

DIVISION 21 - FIRE PROTECTION (Not Used)

DIVISION 22 - PLUMBING (Not Used)

DIVISION 23 - HVAC (Not Used)

DIVISIONS 24 - 25 (Not Used)

DIVISION 26 - ELECTRICAL (Not Used)

DIVISIONS 27 - COMMUNICATIONS (Not Used)

DIVISION 28 - ELECTRONIC SAFETY AND SECURITY (Not Used)

DIVISIONS 29 - 33 (Not Used)

EXHIBIT D - GUARANTY OF PAYMENT AND COMPLETION

This GUARANTY OF PAYMENT AND COMPLETION dated as of August 26, 2013 (as amended, modified, supplemented from time to time, this Guaranty (“Guaranty”) made by SURE-BET, LLC, an Oregon limited liability company (herein called “Guarantor”) to SILVER SLIPPER CASINO VENTURE, LLC, a Delaware limited liability company having an address of 5000 S. Beach Blvd., Bay St. Louis, MS 91101 (the “Owner”):

WITNESSETH:

WHEREAS, WHD Silver Slipper, LLC., a Nevada limited liability company, has entered into a Contract Agreement dated of even date herewith (the “Contract”), providing for the construction of a hotel annexed to the existing Silver Slipper Casino located in Bay St. Louis, Mississippi (the “Improvements”), as more particularly described in the Contract and in the plans and specifications related thereto (the “Plans and Specifications”);

WHEREAS, the execution and delivery by Guarantor of this Guaranty is a condition to Contract;

WHEREAS, as a further condition to the Contract, this Guaranty will be secured by a second position trust deed (the “Oregon Trust Deed”) on a commercial building located in Newport, Oregon (the “Oregon Property”), which property is owned by Sure Bet, LLC, an Oregon limited liability company (“Sure Bet”);

WHEREAS, Sure Bet is an affiliate of WHD Silver Slipper, LLC., and expects to derive benefit from the construction of the Improvements by Guarantor (collectively, the “Project”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Guarantor, and intending to be legally bound, Guarantor hereby agrees as follows:

ARTICLE I
GUARANTY

1.01.    Guaranteed Obligations. Guarantor hereby unconditionally and irrevocably guarantees to Owner and becomes surety to Owner in an amount not to exceed $500,000 (the “Guaranty Amount”) for the due, punctual and full payment and performance of, and covenants with Owner to duly, punctually and fully pay and perform, the following (collectively, the “Guaranteed Obligations”):

(a)      the full and complete construction of the Improvements in a good and workmanlike manner in accordance with the Plans and Specifications within the time limits set forth therein and without substantial deviation therefrom unless approved in writing by Owner, and in compliance with all legal requirements, all applicable permits, licenses and approvals of governmental authorities and all applicable covenants and agreements of every kind and nature, on or before expiration of the construction period set forth in the Contract, free and clear of all liens and otherwise in compliance with the requirements of the Contract and the Plans and Specifications.

(b)         the payment of all costs and expenses required for or incurred prior to completion of construction of the Improvements, as and when such payment shall become due; and

(c)         the payment of any and all costs and expenses (including without limitation attorneys’ fees) incurred by Owner in connection with the enforcement of Guarantor’s obligation to complete construction of the Improvements pursuant to and in accordance with the Contract and the Plans and Specifications, as and when demanded by Owner. This is a guaranty of payment and not of collection, and the liability of Guarantor shall be absolute and unconditional up to the Guaranty Amount. Owner shall not be bound to take any action against other obligors or upon any collateral it may hold before being entitled to payment from Guarantor of the amount hereby guaranteed.

1.02.      Guaranty Unconditional. The Guaranteed Obligations of Guarantor hereunder are continuing, absolute and unconditional, joint and several, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the Guaranteed Obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(a)         any amendment, modification or supplement to the Contract or to the Plans and Specifications;

(b)         any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof;

(c)         any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against Guarantor or any other obligor;

(d)         any failure to perfect or continue perfection of, or any release or waiver of, any rights given to Owner in any property as security for the performance of the Guaranteed Obligations;

(e)         any extension of time for payment or performance of any of the Guaranteed Obligations;

(f)          the genuineness, validity or enforceability of the Contract;

(g)         any damage or destruction to or condemnation of the Improvements prior to their initial completion;

(h)         any sale or other transfer of the Project or any part thereof or any foreclosure by Owner on the Oregon Deed of Trust;

(i)          the unavailability to Guarantor of the proceeds of any insurance proceeds or condemnation; or

(j)          any other circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety.

No set-off, claim, reduction or diminution of any obligation, or any defense of any kind or nature, including but not limited to, all offers, setoffs, rights, remedies or defenses which may be afforded Guarantor or which any other obligor now has or hereafter may have against Owner, shall be available hereunder to Guarantor against Owner.

Without limiting the generality of the foregoing, Guarantor waives any setoff or offset rights which it might otherwise have by reason of any release of fewer than all guarantors.

1.03.     No Notice or Duty to Exhaust Remedies. Guarantor hereby waives diligence, presentment, demand, protest and all notices of any kind, and waives any requirement that Owner exhaust any right or remedy, or proceed first or at any time, against any other guarantor of, or any security for, any of the Guaranteed Obligations. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and Owner may pursue its rights and remedies under this Guaranty in whatever order, or collectively, and shall be entitled to payment and performance hereunder notwithstanding any action taken by Owner or inaction by Owner to enforce any of its rights or remedies against any other guarantor or any other Person or property whatsoever. The term “Person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever.

1.04.     Indemnity. Guarantor shall fully indemnify and save Owner harmless from any and all costs, expenses and losses either of them may incur with regard to the construction of the Improvements, including without limitation any and all costs, expenses, and losses arising from any default by Guarantor in the payment or performance of any of the Guaranteed Obligations.

1.06.    SUBORDINATION OF SUBROGATION.

This provision shall be applicable until such time as all Guaranteed Obligations have been satisfied.

NOTWITHSTANDING ANY PAYMENTS MADE OR OBLIGATIONS PERFORMED BY GUARANTOR BY REASON OF THIS GUARANTY (INCLUDING BUT NOT LIMITED TO APPLICATION OF FUNDS ON ACCOUNT OF SUCH PAYMENTS OR OBLIGATIONS), GUARANTOR HEREBY IRREVOCABLY SUBORDINATES TO THE PRIOR PAYMENT IN FULL OF THE GUARANTEED OBLIGATIONS ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO ASSERT ANY CLAIM AGAINST ANY OTHER PERSON, OR AGAINST ANY DIRECT OR INDIRECT SECURITY, ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED UNDER OR PURSUANT TO THIS GUARANTY, INCLUDING WITHOUT LIMITATION ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY.

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

2.01.     Representations and Warranties. Guarantor hereby represents, warrants and certifies to Owner that the representations and warranties made by Guarantor the Contract are true and correct on the date hereof.

2.02.     Covenants. Guarantor hereby covenants to Owner that:

(a)         Promptly upon becoming aware thereof, Guarantor shall give Owner notice of (i) the commencement, existence or threat of any material litigation or proceeding by or before any governmental authority against or affecting such Guarantor or any of its affiliates which, if adversely decided, would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of such Guarantor or on its ability to perform its Guaranteed Obligations hereunder or (ii) any material adverse change in the business, operations, condition (financial or otherwise) or prospects of such Guarantor.

(b)         Guarantor shall permit such Persons as Owner may designate to examine such Guarantor’s books and records relating to Guarantor’s financial condition and take copies and extracts therefrom and to discuss the affairs of Guarantor with their officers, employees and independent accountants at such times and as often as Owner may reasonably request. Guarantor hereby authorizes such officers, employees and independent accountants to discuss with Owner the affairs of Guarantor.

(c)         Guarantor shall not dissolve, merge or consolidate with any other Person or sell, transfer or otherwise dispose of all or a substantial part of its assets, and shall continue to engage in its business substantially as currently conducted and operated.

(d)         If required by Owner, Guarantor shall furnish to Owner on an annual basis all financial statements and tax returns of Guarantor. Financial statements should be delivered no later than 60 days after the end of a reporting period. Tax returns should be provided no later than 15 days after filing (including filing of a request for an extension).

All financial statements and reports required under this section, which may hereafter be delivered, are and will be true and complete in all material respects as of their respective dates (subject to normal year-end audit adjustments) and prepared in accordance with generally accepted accounting principles consistently applied, and fairly represent the financial conditions of the persons to which they pertain, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

ARTICLE III
MISCELLANEOUS

3.01.      Damages. Guarantor acknowledges and agrees that it may be impossible to measure accurately the damages to Owner resulting from a breach of Guarantor’s covenant to discharge or perform its Guaranteed Obligations and that such a breach will cause irreparable injury to Owner and that Owner may not have an adequate remedy at law in respect of such breach, and as a consequence, agrees that such covenant shall be specifically enforceable against Guarantor. Guarantor hereby waives and agrees not to assert in any action for specific performance of such covenant, any defense that specific performance is not an available remedy. This Section 3.01 shall not prejudice Owner’s rights to assert any and all claims for damages incurred as a result of the failure of Guarantor to discharge or perform the Guaranteed Obligations, and Owner may, before, during, or after any foreclosure, hold Guarantor liable for all losses and damages sustained and expenses incurred by reason of such failure.

3.02.      Further Assurances. From time to time upon the request of Owner, Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Owner may deem necessary or desirable to confirm this Guaranty, to carry out the purpose and intent hereof or to enable Owner to enforce any of its rights hereunder.

3.03.      Amendments. Waivers, Etc. This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by Owner and Guarantor.

3.04.      No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of Owner in exercising any right, power or privilege under this Guaranty or the Contract shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any right, power or privilege. The rights and remedies of Owner under this Guaranty are cumulative and not exclusive of any rights or remedies which Owner would otherwise have under the Contract, at law or in equity.

3.05.      Enforceability. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Owner’s consideration for entering into this transaction, Owner has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Owner that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Owner, and that Owner is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

3.06.     Notices. All notices, demands, or other communications under this Guaranty shall be in writing and shall be delivered to the appropriate party at the address set forth on the signature page of this Guaranty (subject to change from time to time by written notice to Owner and all other parties to this Guaranty). All communications shall be deemed served upon delivery of same, or if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Guarantor or Owner at the address specified herein; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Owner’s address is the address set forth in the first paragraph on page 1 of this Guaranty. Guarantor’s address shall be set forth below its signature hereto.

3.07.     Default Remedies. Each of the following shall constitute an event of default hereunder (“Event of Default”):

(a)         The failure of Guarantor to duly and promptly pay and perform any of the Guaranteed Obligations guarantied hereunder.

(b)         If any representation or warranty made by Guarantor hereunder, or in any financial statement, certificate or other document delivered by Guarantor to Owner to induce such party to accept this Guaranty, shall be false or inaccurate in any material respect.

(c)         The breach or failure by Guarantor to perform any other covenant or agreement contained herein or the repudiation by Guarantor of its Guaranteed Obligations under this Guaranty.

(d)         An event of default under any of the other Loan Documents not cured as provided therein.

Should an Event of Default occur, Owner may enforce this Guaranty in any court of competent jurisdiction, and shall have all remedies available at law or equity including, without limitation, the right to recover any damages incurred by Owner by reason of Guarantor’s failure or refusal to perform Guarantor’s Guaranteed Obligations hereunder. An Event of Default under this Guaranty shall, at the continuing option of Owner, be an Event of Default under the Contract and the Oregon Deed of Trust.

3.08.     Expenses. Guarantor agrees to pay or cause to be paid and to save Owner harmless against liability for the payment of all reasonable out-of-pocket expenses, including fees and expenses of counsel for Owner, incurred by Owner from time to time arising in connection with Owner’s enforcement or preservation of rights under this Guaranty, including but not limited to such expenses as may be incurred by Owner in connection with any default by Guarantor of any of its Guaranteed Obligations hereunder.

3.09.      Termination; Survival. Provided that all of the Guaranteed Obligations have been satisfied and the Project has been completed pursuant to the terms of the Contract and the Plans and Specifications, then this Guaranty shall terminate and shall be of no further force or effect, and Owner shall release the Oregon Deed of Trust within ten (10) days of notice of such completion. Notwithstanding the foregoing, the indemnities contained herein, including the indemnity set forth in Section 1.04 hereof, shall survive such termination. All obligations of Guarantor to indemnify Owner shall survive the payment and performance in full of the Guaranteed Obligations.

3.10.     Jurisdiction; Venue; Jury Trial. Guarantor irrevocably (a) agrees that Owner may bring suit, action or other legal proceedings arising out of this Guaranty in the courts of the State of Mississippi or any court of the United States for the State of Mississippi; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which Guarantor may have to the laying of the venue of any such suit, action or proceeding in any of such courts; and (d) waives any right Guarantor may have to a jury trial in connection with any such suit, action or proceeding.

3.11.     Severability. If any term or provision of this Guaranty or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

3.12.     Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

3.13.     Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Mississippi.

3.14.     Successors and Assigns. Guarantor shall not assign its obligations hereunder without the prior written consent of Owner. This Guaranty shall bind Guarantor and its successors and assigns and shall inure to the benefit of Owner and its successors and assigns.

3.15.     Refinance of First Lien on Oregon Property. Owner agrees to permit the refinancing of the existing first lien on the Oregon Property provided that the refinance results in a decrease in the interest rate and is for no more than the sum of $300,000.00.

IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Guaranty as of the date first above written.

GUARANTOR:

SURE BET, LLC,
an Oregon limited liability company

By:	/s/ Robert P. Wright
Name: Robert P. Wright
Title: Sole Member

Guarantor’s Address:
Wright Hotel Development, Inc.
11250 N.E. Holman Street
Portland, Oregon 97220

STATE OF OREGON

COUNTY OF MULTNOMAH

Personally appeared before me, the undersigned authority in and for the said county and state, on this 26 day of August, 2013, within my jurisdiction, the within named Robert P. Wright, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he executed the same in his representative capacity, and that by his signature on the instrument, and as the act and deed of the person or entity upon behalf of which he acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

/s/ Loren L. Wright
NOTARY PUBLIC

My Commission Expires:

March 2, 2014
[AFFIX NOTARIAL SEAL]

BL	NO PART OF ANY STEVENS-NESS FORM MAY BE REPRODUCED IN ANY FORM OR BY ANY ELECTRONIC OR MECHANICAL MEANS.

TRUST DEED

Sure-Bet, LLC
11250 NE Holman
Portland, OR 97220
Grantor’s Name and Address
Western Title & Escrow
360 SW Bond Street, Suite 100	SPACE RESERVED
Bend, OR 97702	FOR
Trustee’s Name and Address	RECORDER’S USE
Silver Slipper Casino Venture, LLC.

Beneficiary’s Name and Address
After recording, return to (Name and Address):

THIS TRUST DEED, made on , 2013 , between
Sure-Bet, LLC, an Oregon limited liability company
, as Grantor,
Western Title & Escrow , as Trustee, and

Silver Slipper Casino Venture, LLC., a Delaware limited liability company , as Beneficiary,

            WITNESSETH: That Grantor irrevocably grants, bargains, sells and conveys to trustee, in trust, with power of sale, the property in      Lincoln                                   County, Oregon, described as follows (legal description of property):

The Gearshed Building 338 S.W. Bay Blvd. Newport, OR

Lots 3 & 4, Block 5 Newport, in Lincoln County, Oregon

together with all and singular the tenements, hereditaments and appurtenances and all other rights thereunto belonging or in any way now or hereafter appertaining, and the rents, issues and profits thereof, and all fixtures now or hereafter attached to or used in connection with the property.

            FOR THE PURPOSE OF SECURING PERFORMANCE of each agreement of grantor herein contained and payment of the sum of Five Hundred Thousand Dollars ($500,000.00) to secure the guarantee of Sure-Bet, LLC of WHD Silver Slipper, LLC., a Nevada limited liability company’s performance of a construction contract w/beneficiary Dollars, with interest thereon according to the terms of a promissory note of even date herewith, payable to beneficiary or order and made by grantor, the final payment of principal and interest, if not sooner paid, to be due and payable on           default of contract                                  .

            The date of maturity of the debt secured by this instrument is the date, stated above, on which the final installment of the note becomes due and payable. Should the grantor either agree to, attempt to, or actually sell, convey, or assign all (or any part) of the property, or all (or any part) of grantor’s interest in it without first obtaining the written consent or approval of the beneficiary, then, at the beneficiary’s option*, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, or herein, shall become immediately due and payable. The execution by grantor of an earnest money agreement** does not constitute a sale, conveyance or assignment.

To protect the security of this trust deed, grantor agrees:
1. To protect, preserve and maintain the property in good condition and repair, not to remove or demolish any building or improvement thereon; and not to commit or permit any waste of the property.
2. To complete or restore promptly and in good and habitable condition any building or improvement which may be constructed, damaged or destroyed thereon, and pay when due all costs incurred therefor.

            3. To comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the property; if the beneficiary so requests, to join in executing such financing statements pursuant to the Uniform Commercial Code as the beneficiary may require, and to pay for filing the same in the proper public office or offices, as well as the cost of all lien searches made by filing officers or searching agencies as may be deemed desirable by the beneficiary.

            4. To provide and continuously maintain insurance on the buildings now or hereafter erected on the property against loss or damage by fire and other hazards, as the beneficiary may from time to time require, in an amount not less than $_______________________________, written by one or more companies acceptable to the beneficiary, with loss payable to the latter. All policies of insurance shall be delivered to the beneficiary as soon as issued. If the grantor shall fail for any reason to procure any such insurance and to deliver the policies to the beneficiary at least fifteen days prior to the expiration of any policy of insurance now or hereafter placed on the buildings, the beneficiary may procure the same at grantor’s expense. The amount collected under any fire or other insurance policy may be applied by beneficiary upon any indebtedness secured hereby and in such order as beneficiary may determine, or at option of beneficiary the entire amount so collected, or any part thereof, may be released to grantor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

            5. To keep the property free from construction liens and to pay all taxes, assessments and other charges that may be levied or assessed upon or against the property before any part or such taxes, assessments and other charges becomes past due or delinquent and promptly deliver receipts therefor to beneficiary. Should the grantor fail to make payment of any taxes, assessments, insurance premiums, liens or other charges payable by grantor, either by direct payment or by providing beneficiary with funds with which to make such payment, beneficiary may, at its option, make payment thereof, and the amount so paid, with interest at the rate set forth in the note secured hereby, together with the obligations described in paragraphs 6 and 7 of this trust deed, shall be added to and become a part of the debt secured by this trust deed, without waiver of any rights arising from breach of any of the covenants hereof. For such payments, with interest as aforesaid, the property hereinbefore described, as well as the grantor, shall be bound to the same extent that they are bound for the payment of the obligation herein described. All such payments shall be immediately due and payable without notice, and the nonpayment thereof shall, at the option of the beneficiary, render all sums secured by this trust deed immediately due and payable and shall constitute a breach of this trust deed.

            6. To pay all costs, fees and expenses of this trust, including the cost of title search, as well as the other costs and expenses of the trustee incurred in connection with or in enforcing this obligation, and trustee and attorney fees actually incurred.

            7. To appear in and defend any action or proceeding purporting to affect the security rights or powers of beneficiary or trustee; and in any suit, action or proceeding in which the beneficiary or trustee may appear, including any suit for the foreclosure of this deed or any suit or action related to this instrument, including but not limited to its validity and/or enforceability, to pay all costs and expenses, including evidence of title and the beneficiary’s or trustee’s attorney fees. The amount of attorney fees mentioned in this paragraph in all cases shall be fixed by the trial court, and in the event of an appeal from any Judgment or decree of the trial court, grantor further agrees to pay such sum as the appellate court shall adjudge reasonable as the beneficiary’s or trustee’s attorney fees on such appeal.

It is mutually agreed that:

            8. In the event that any portion or all of the property shall be taken under the right of eminent domain of condemnation, beneficiary shall have the right, if it so elects, to require that all or any portion of the monies payable as compensation for such taking which are in excess of the amount required to pay all reasonable costs, expenses and attorney fees necessarily paid or incurred by grantor in such proceedings, shall be paid to beneficiary and applied by it first upon any reasonable costs and expenses and attorney fees, both in the trial and appellate courts, necessarily paid or incurred by beneficiary in such proceedings, and the balance applied upon the indebtedness secured hereby. Grantor agrees, at its own expense, to take such actions and execute such instruments as shall be necessary in obtaining such compensation promptly upon beneficiary’s request.

(CONTINUED)

NOTE: The Trust Deed Act provides that the trustee hereunder must be either an attorney who is an active member of the Oregon State Bar, a bank, trust company or savings and loan association authorized to do business under the laws of Oregon or the United States, a title insurance company authorized to Insure title to real property of this state, its subsidiaries, affiliations, agents or branches, the United States or any agency thereof, or an escrow agent licensed under ORS 666.505 to 89II.695.

*WARNING: 12 USC 1701J-3 regulates and may prohibit exercise of this option.

**The publisher suggests that such an agreement address the issue of obtaining beneficiary’s consent in complete detail.

9. At any time, and from time to time upon written request of beneficiary, payment of its fees and presentation of this deed and the note for endorsement (in case of full reconveyances, for cancellation), without affecting the liability of any person for the payment of the indebtedness, trustee may (a) consent to the making of any map or plot of the property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this deed or the lien or charge thereof; or (d) reconvey, without warranty, all or any part of the property. The grantee in any reconveyance may be described as the “person or persons legally entitled thereto,” and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustee fees for any of the services mentioned in this paragraph shall be not less than $5.

10. Upon any default by grantor hereunder, beneficiary may, at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the property or any part thereof, in its own name sue or otherwise collect the rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney fees, upon any indebtedness secured hereby, and in such order as beneficiary may determine.

11. The entering upon and taking possession of the property, the collection of such rents, issues and profits, or the proceeds of fire and other insurance policies or compensation or awards for any taking or damage of the property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice of default hereunder, or invalidate any act done pursuant to such notice.

12. Upon default by grantor in payment of any indebtedness secured hereby or in grantor’s performance of any agreement hereunder, time being of the essence with respect to such payment and/or performance, the beneficiary may declare all sums secured hereby immediately due and payable. In such event, the beneficiary may elect to proceed to foreclose this trust deed in equity as a mortgage or direct the trustee to foreclose this trust deed by advertisement and sale, or may direct the trustee to pursue any other right or remedy, either at law or in equity, which the beneficiary may have. In the event the beneficiary elects to foreclose by advertisement and sale, the beneficiary or the trustee shall execute and cause to be recorded a written notice of default and election to sell the property to satisfy the obligation secured hereby whereupon the trustee shall fix the time and place of sale, give notice thereof as then required by law and proceed to foreclose this trust deed in the manner provided in ORS 86.735 to 86.795.

13. After the trustee has commenced foreclosure by advertisement and sale, and at any time prior to 5 days before the date the trustee conducts the sale, the grantor or any other person so privileged by ORS 86.753 may cure the default or defaults. If the default consists of a failure to pay, when due, sums secured by the trust deed, the default may be cured by paying the entire amount due at the time of the cure other than such portion as would not then be due had no default occurred. Any other default that is capable of being cured may be cured by tendering the performance required under the obligation or trust deed. In any case, in addition to curing the default or defaults, the person effecting the cure shall pay to the beneficiary all costs and expenses actually incurred in enforcing the obligation of the trust deed, together with trustee and attorney fees not exceeding the amounts provided by law.

14. Otherwise, the sale shall be held on the date end at the time and place designated in the notice of sale or the time to which the sale may be postponed as provided by law. The trustee may sell the property either in one parcel or in separate parcels and shall sell the parcel or parcels at auction to the highest bidder for cash, payable at the time of sale. Trustee shall deliver to the purchaser its deed in form as required by law conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters of fact shall be conclusive proof of the truthfulness thereof. Any person, excluding the trustee, but including the grantor and beneficiary, may purchase at the sale.

15. When trustee sells pursuant to the powers provided herein, trustee shall apply the proceeds of sale to payment of; (1) the expenses of sale, including the compensation of the trustee and a reasonable charge by trustee’s attorney; (2) to the obligation secured by the trust deed; (3) to all persons having recorded liens subsequent to the interest of the trustee in the trust deed as their interests may appear in the order of their priority; and (4) the surplus, if any, to the grantor, or to any successor in interest entitled to such surplus.

16. Beneficiary may, from time to time, appoint a successor or successors to any trustee named herein or to any successor trustee appointed hereunder. Upon such appointment, and without conveyance to the successor trustee, the latter shall be vested with all title, powers and duties conferred upon any trustee herein named or appointed hereunder. Each such appointment and substitution shall be made by written instrument executed by beneficiary, which, when recorded in the mortgage records of the county or counties in which the property is situated, shall be conclusive proof of proper appointment of the successor trustee.

17. Trustee accepts this trust when this deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which grantor, beneficiary or trustee shall be a party unless such action or proceeding is brought by trustee.

The grantor covenants to and agrees with the beneficiary and the beneficiary’s successors in interest that the grantor is lawfully seized in fee simple of the real property and has a valid, unencumbered title thereto, except as may be set forth in any addendum or exhibit attached hereto, and that the grantor will warrant and forever defend the same against all persons whomsoever.

WARNING: Unless grantor provides beneficiary with evidence of insurance coverage as required by the contract or loan agreement between them, beneficiary may purchase insurance at grantor’s expense to protect beneficiary’s interest. This insurance may, but need not, also protect grantor’s interest. If the collateral becomes damaged, the coverage purchased by beneficiary may not pay any claim made by or against grantor. Grantor may later cancel the coverage by providing evidence that grantor has obtained property coverage elsewhere. Grantor is responsible for the cost of any insurance coverage purchased by beneficiary, which cost may be added to grantor’s contract or loan balance. If it is so added, the interest rate on the underlying contract or loan will apply to it. The effective date of coverage may be the date grantor’s prior coverage lapsed or the date grantor failed to provide proof of coverage. The coverage beneficiary purchases may be considerably more expensive than insurance grantor might otherwise obtain alone and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

The grantor warrants that the proceeds of the loan represented by the above described note and this trust deed are (choose one):*
(a) primarily for grantor’s personal, family or household purposes (see Important Notice below).
(b) for an organization, or (even if grantor is a natural person) are for business or commercial purposes.

This deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, personal representatives, successors and assigns. The term beneficiary shall mean the holder and owner, including pledgee, of the contract secured hereby, whether or not named as a beneficiary herein.

In construing this instrument, where the context so requires, the singular includes the plural, and all grammatical changes shall be made so that this instrument shall apply equally to businesses, other entities and to individuals.

IN WITNESS WHEREOF, grantor has executed this instrument the date stated above; any signature on behalf of a business or other entity is made with the authority of that entity.

*IMPORTANT NOTICE: Delete, by lining out, whichever warranty (a) or (b) is inapplicable. If warranty (a) is applicable and the beneficiary is a creditor as such word is defined in the Truth-in-Lending Act and Regulation Z, the beneficiary MUST comply with the Act and Regulation by making required disclosures. If compliance with the Act is not required, disregard this notice.
Sure-Bet, LLC, an Oregon limited liability company

By: /s/ Robert P. Wright
Robert P. Wright, Manager

STATE OF OREGON, County of Multnomah ) ss.
This instrument was acknowledged before me on Aug 26, 2013
by	Robert P. Wright
This instrument was acknowledged before me on Aug 26, 2013
by	Robert P. Wright
as	President
of	Wright Hotel Development
/s/ Loren L. Wright
Notary Public for Oregon
My commission expires March 2, 2014

REQUEST FOR FULL RECONVEYANCE (To be used only when obligations have been paid.)

TO: ________________________________________, Trustee

The undersigned is the legal owner and holder of all indebtedness secured by the foregoing trust deed. All sums secured by the trust deed have been fully paid and satisfied. You hereby are directed, on payment to you of any sums owing to you under the terms of the trust deed or pursuant to statute, to cancel all evidences of indebtedness secured by the trust deed (which are delivered to you herewith together with the trust deed) and to reconvey, without warranty, to the parties designated by the terms of the trust deed, the estate now held by you under the same. Mail the reconveyance and documents to

DATED	.
Do not lose or destroy this Trust Deed OR THE NOTE which it secures. Both should be delivered to the trustee for cancellation before reconveyance is made.
Beneficiary